As filed with the U.S. Securities and Exchange Commission on
                               September 15, 1999
                  Investment Company Act File No. 811-_________
       -----------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940

|_|   Amendment No. ___

                            -------------------------

                              PW ASPEN FUND, L.L.C.
               (Exact name of Registrant as specified in Charter)

                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                    (Address of principal executive offices)

               Registrant's Telephone Number, including Area Code:

                                 (212) 713-2000

                            -------------------------

                             MARK D. GOLDSTEIN, ESQ.
                          c/o PaineWebber Incorporated
                           1285 Avenue of the Americas
                          New York, New York 10019-6028
                     (Name and address of agent for service)

                                    Copy to:
                             STUART H. COLEMAN, ESQ.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

                            -------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Registrant.

                                                            MEMORANDUM NO:


                              PW ASPEN FUND, L.L.C.


                                                                 PAINEWEBBER

THE INTERESTS IN PW ASPEN FUND, L.L.C. (THE "FUND") WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM ("MEMORANDUM") HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING THE FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS MEMORANDUM OR THE EXHIBITS HERETO.

THIS MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS IN THE FUND DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN THE FUND FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND, THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE FUND'S INTERESTS OR PASSED UPON THE ADEQUACY OF THE DISCLOSURE IN THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                __________, 1999

                                TABLE OF CONTENTS
                                                                        PAGE

SUMMARY OF TERMS...........................................................1
THE FUND..................................................................11
STRUCTURE.................................................................11
INVESTMENT PROGRAM........................................................11
TYPES OF INVESTMENTS AND RELATED RISK FACTORS.............................13
ADDITIONAL RISK FACTORS...................................................23
PERFORMANCE INFORMATION...................................................25
THE DIRECTORS.............................................................25
THE MANAGER, PWFA, MALLC AND MAMC.........................................27
VOTING....................................................................29
CONFLICTS OF INTEREST.....................................................29
BROKERAGE.................................................................32
FEES AND EXPENSES.........................................................33
CAPITAL ACCOUNTS AND ALLOCATIONS..........................................36
ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND
OTHER EXPENDITURES........................................................38
APPLICATION FOR INTERESTS.................................................40
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.......................41
TAX ASPECTS...............................................................45
ERISA CONSIDERATIONS......................................................59
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY
COMPANY AGREEMENT.........................................................60
APPENDIX A -- LIMITED LIABILITY COMPANY AGREEMENT........................A-1
APPENDIX B -- PERFORMANCE INFORMATION....................................B-1

                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Memorandum and by the terms and conditions of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), each of which should be read carefully and retained for future reference.

THE FUND:                          PW Aspen Fund, L.L.C. (the "Fund") is a newly
                                   formed Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company.

                                   The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund. The Fund is similar to an unregistered private investment fund in that (i) the Fund's portfolio may be more aggressively managed than other investment companies, (ii) interests in the Fund will be sold in large minimum denominations in private placements solely to high net worth individual and institutional investors ("Investors"), and will be restricted as to transfer, and (iii) the Investors' capital accounts in the Fund will be subject to both an asset-based fee and a performance-based allocation.

INVESTMENT PROGRAM:                The Fund's investment objective is to seek
                                   long-term capital appreciation. It will seek to achieve its investment objective by investing principally in publicly traded common stocks and other equity securities of U.S. companies. In seeking capital appreciation, the Fund also may invest in equity securities of foreign issuers and in bonds and other fixed-income securities of U.S. and foreign issuers. PW Aspen
                                   Management, L.L.C. (the "Manager") seeks to maximize the Fund's ability to generate long-term capital gain by pursuing investments in securities from a long-term perspective. See "TYPES OF INVESTMENTS AND
                                   RELATED RISK FACTORS--Equity Securities,"
                                   "--Fixed-Income Securities" and "--Foreign
                                   Securities."

                                   The Manager's investment philosophy
                                   contemplates disciplined, fundamental,
                                   research-oriented value investing. The
                                   Manager will invest the Fund's assets in the equity securities of issuers that it believes are substantially undervalued based upon its assessment of the value of their assets or their earnings growth potential, or both. The Manager also may invest in bonds and other fixed-income securities when such securities offer opportunities for capital appreciation.

                                   In managing the Fund's investment portfolio, the Manager will attempt to be alert and flexible in seeking both to maximize the Fund's opportunities and to conserve its capital, and may invest all or a substantial portion of the Fund's assets in fixed-income securities and hold cash and cash equivalents for temporary defensive purposes.

                                   The Fund may use various investment
                                   techniques to hedge a portion of its
                                   investment portfolio against certain risks or to pursue its investment objective. In this regard, the Fund may use leverage, sell securities short and purchase and sell options on securities and stock indexes and other derivatives, subject to certain limitations described elsewhere in this Memorandum. The use of some of these investment techniques and instruments will be an integral part of the Fund's investment program, and involves certain risks. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS."

RISK FACTORS:                      The Fund's investment program is speculative
                                   and entails substantial risks. No assurance can be given that the Fund's investment objective will be achieved. In particular, the Fund's limited diversification, use of leverage, short sales and derivative transactions, in certain circumstances, can result in significant losses to the Fund.
                                   Investments in illiquid securities and
                                   foreign securities also involve certain
                                   risks. See "TYPES OF INVESTMENTS AND RELATED
                                   RISK FACTORS."

                                   As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. In addition, the Fund may hold a significant portion of its assets in securities of issuers in a single industry or in related industries. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers or industries.

                                   The Manager will receive a performance-based allocation. The performance-based allocation that may be credited to the capital account of the Manager may create an incentive for the Manager to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based allocation. In addition, because the performance-based allocation is calculated on a basis that includes unrealized appreciation of the Fund's assets, the allocation may be greater than if it were based solely on realized gains. See "SUMMARY OF TERMS--Fees and Expenses" and "--Incentive Allocation."

                                   An investment in the Fund entails special tax risks. See "SUMMARY OF TERMS--Summary of Taxation."

                                   The Fund and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Fund. However, the personnel of the Manager who are responsible for managing the Fund's investment portfolio have substantial experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the Fund's investment program.

                                   Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that generally, beginning in December 2000, it will recommend to the Directors (as hereinafter defined) that the Fund offer to repurchase interests from Investors twice in each year, in June and December. See "SUMMARY OF TERMS--Transfer Restrictions" and "--Repurchases of Interests by the Fund."

MANAGEMENT:                        The Fund's Board of Directors (the "Board"
                                   and its members, the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.
                                   See "THE DIRECTORS."

                                   The Board has engaged the Manager to provide investment advice to, and day-to-day management of, the Fund. The Manager is a joint venture between PW Fund Advisor, L.L.C. ("PWFA") and Mark Advisors LLC ("MALLC"). Investment professionals employed by MALLC and its affiliates, including Mark Asset Management Corporation ("MAMC"), will manage the Fund's investment portfolio on behalf of the Manager under the supervision of PWFA's personnel.

                                   PWFA is an indirect, wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have approximately $384 billion of assets under control and $60
                                   billion of assets under management. MALLC and MAMC are registered investment advisers under the Advisers Act and are controlled by Morris Mark. Morris Mark is the sole member, President and Treasurer of MALLC and the President, Treasurer, principal shareholder and a director of MAMC. As of August 1999, MALLC and MAMC and their affiliates managed assets of approximately $1.8 billion.

PLACEMENT AGENT:                   PaineWebber Incorporated acts as the
                                   placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. PWFA and PaineWebber
                                   Incorporated intend to compensate PaineWebber
                                   Incorporated's or its affiliates' financial advisors and others for their ongoing servicing of clients with whom they have placed interests in the Fund. See "CONFLICTS
                                   OF INTEREST--PWFA."

CONFLICTS OF INTEREST:             The investment activities of the Manager and
                                   its affiliates for their own accounts and the other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. The Fund's operations may give rise to other conflicts of interest. See
                                   "CONFLICTS OF INTEREST."

FEES AND EXPENSES:                 PWFA provides certain management and
                                   administrative services to the Fund,
                                   including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly management fee at the annual rate of 1.25% of the Fund's net assets for the month, excluding assets attributable to the Manager's capital account
                                   (the "Fee"). The Fee will be paid to PWFA out of the Fund's assets, and debited against the Investors' capital accounts. A portion of the Fee will be paid by PWFA to MAMC.

                                   PFPC Inc. (the "Administrator") performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by PW Group or its affiliates. In consideration for these services, the Fund and the other investment funds will pay the Administrator an annual fee calculated based upon their aggregate average net assets, subject to a minimum monthly fee, and will reimburse the Administrator for certain of the Administrator's expenses.

                                   The Fund will bear all expenses incurred in the business of the Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting fees; costs of insurance; organizational and registration expenses; certain offering costs; and expenses of meetings of the Board and Investors. See "FEES AND EXPENSES."

PLACEMENT FEE:                     Investors purchasing interests in the Fund
                                   may be charged a sales commission of up to 2% of the Investor's capital contribution. The placement fee will not constitute assets of the Fund. See "FEES AND EXPENSES--Placement
                                   Fee."

ALLOCATION OF PROFIT               The net profits or net losses of the Fund
AND LOSS:                          (including, without limitation, net realized
                                   gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be credited to or debited against the capital accounts of the Investors at the end of each fiscal period in accordance with their respective Fund percentages for such period. Each Investor's
                                   Fund percentage will be determined by
                                   dividing as of the start of a fiscal period the balance of the Investor's capital account by the sum of the balances of the capital accounts of all Investors of the Fund. See
                                   "CAPITAL ACCOUNTS AND ALLOCATIONS--
                                   Allocation of Net Profits and Net Losses."

INCENTIVE ALLOCATION:              At the end of the 12-month period following
                                   the admission of an Investor to the Fund, and generally at the end of each fiscal year thereafter, an amount equal to 20% of the net profits, if any, that would otherwise be credited to the Investor's account for such period will instead be credited to the account of the Manager. This allocation (the
                                   "Incentive Allocation") will be made only with respect to net profits that exceed any net losses previously debited to the account of such Investor which have not been offset by any net profits subsequently credited to the account of the Investor. See "CAPITAL
                                   ACCOUNTS AND ALLOCATIONS--Incentive
                                   Allocation."

APPLICATION FOR INTERESTS:         Both initial and additional applications for
                                   interests by eligible investors may be
                                   accepted at such times as the Fund may
                                   determine, subject to the receipt of cleared funds on or before the acceptance date set by the Fund. After the initial closing, initial applications and additional capital contributions will generally be accepted monthly. The Fund reserves the right to reject any application for interests in the Fund. Generally, the minimum initial investment in the Fund is $250,000.
                                   For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum initial investment is $25,000. The Fund may vary the investment minimums from time to time. The Fund, in its discretion, may suspend applications for interests at any time. See "APPLICATION FOR
                                   INTERESTS--Eligible Investors."

INITIAL CLOSING DATE:              The initial closing date for applications of
                                   interests in the Fund is November 18, 1999.
                                   The Fund, in its sole discretion, may
                                   accelerate the closing date or may postpone it in its sole discretion.

TRANSFER RESTRICTIONS:             Interests in the Fund may be transferred only
                                   (i) by operation of law pursuant to the
                                   death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances, in connection with a transfer to an entity that does not result in a change of beneficial ownership. The foregoing permitted transferees will not be allowed to become substituted Investors without the consent of the Manager, which may be withheld in its sole and absolute discretion. See "REDEMPTIONS, REPURCHASES OF
                                   INTERESTS AND TRANSFERS--Transfers of
                                   Interests."

REPURCHASES OF INTERESTS           No Investor will have the right to require
BY THE FUND:                       the Fund to redeem the Investor's interest in
                                   the Fund. The Fund from time to time may offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Manager. The Manager expects that generally, beginning in December 2000, it will recommend to the Board that the Fund offer to repurchase interests from Investors twice each year, in June and December. The Board also will consider the following factors, among others, in making such determination:
                                   (i) whether any Investors have requested to tender interests or portions thereof to the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund;
                                   (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests or portions thereof; (vi) the condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of interests or portions thereof.
                                   In addition, the Fund may repurchase an
                                   interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if, among other reasons, the Manager determines that it would be in the best interests of the Fund for the Fund to repurchase such an interest or portion thereof. See "REDEMPTIONS, REPURCHASES OF
                                   INTERESTS AND TRANSFERS--No Right of
                                   Redemption" and "--Repurchases of Interests."

                                   The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

SUMMARY OF TAXATION:               Counsel to the Fund has rendered an opinion
                                   that the Fund will be treated as a
                                   partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation.
                                   Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return its distributive share of the Fund's taxable income or loss.

                                   If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends.

ERISA PLANS AND OTHER              Investors subject to the Employee Retirement
TAX-EXEMPT ENTITIES:               Income Security Act of 1974, as amended
                                   ("ERISA"), and other tax-exempt entities
                                   (each a "tax-exempt" entity) may purchase interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal
                                   Revenue Code of 1986, as amended (the
                                   "Code"). The Fund may use leverage in
                                   connection with its trading activities.
                                   Therefore, a tax-exempt Investor may incur income tax liability with respect to its share of the net profits from such leveraged transactions to the extent they are treated as giving rise to "unrelated business taxable income" ("UBTI"). In addition, an Investor that is a charitable remainder trust will not be exempt from Federal tax for any year in which it has UBTI. The Fund will provide to tax-exempt Investors such accounting information as such Investors require to report their UBTI for income tax purposes.

                                   Investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Memorandum.

TERM: The Fund's term is perpetual unless it is otherwise dissolved under the terms of the LLC Agreement. See "ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT--Term, Dissolution and
                                   Liquidation."

REPORTS TO INVESTORS:              The Fund will furnish to Investors as soon as
                                   practicable after the end of each taxable year such information as is necessary for Investors to complete Federal and state income tax or information returns, along with any other tax information required by law.
                                   The Fund also will send to Investors a
                                   semi-annual and an audited annual report generally within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940
                                   Act. Quarterly reports from the Manager
                                   regarding the Fund's operations during each quarter also will be sent to Investors.

THE FUND

The Fund is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund was formed as a limited liability company under the laws of Delaware on August 27, 1999, and has no operating history. The Fund's principal office is located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. Investment advisory services are provided to the Fund by the Manager.

STRUCTURE

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that may be leveraged, managed aggressively and offered in large minimum denominations, often over $1 million, through private placements to a limited number of high net worth individual and institutional investors. The general partners or managing members of these entities typically are compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000), and publicly offered to a broad range of investors. The advisers to these companies typically are compensated through asset-based, but not performance-based, fees.

The Fund is similar to private investment funds in that its investment portfolio may be actively managed and Fund interests will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both an asset-based fee and a performance-based allocation.

INVESTMENT PROGRAM

The Fund's investment objective is to seek long-term capital appreciation. The Fund will seek to achieve its investment objective by investing principally in publicly traded common stocks and other equity securities of U.S. companies. The Manager will invest the Fund's assets in the equity securities of issuers that it believes are substantially undervalued based upon its assessment of the value of their assets or their earnings growth potential, or both. In seeking capital appreciation, the Fund also may invest in equity securities of foreign issuers and in bonds and other fixed-income securities of U.S. and foreign issuers. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Equity Securities," "--Fixed Income Securities" and "--Foreign Securities."

In determining whether a company's assets are undervalued, the Manager calculates the value at which it believes the company's individual businesses and other assets could be sold in the private market place. The Manager generally seeks to invest in companies whose securities can be purchased at a substantial discount from the per share value of the companies as indicated by the underlying values of their assets. In determining whether a company has earnings growth potential, the Manager attempts to measure the company's long-term cash flow and earnings outlook by analyzing the quality of the company's management, business franchise and operating and financial characteristics. The Manager will seek to invest the Fund's assets in securities which it believes are substantially undervalued and thus offer the potential for significant capital appreciation over the long-term. By pursuing investments in securities from a long-term perspective, the Manager seeks to maximize the Fund's ability to generate long-term capital gains.

The Manager's investment philosophy contemplates disciplined, fundamental, research-oriented value investing. As part of the Fund's investment process, the personnel of the Manager not only will regularly visit companies, interview management and attend industry conferences and seminars, but also will search for major trends in either the economy or in the structure of various industries. The Manager will review publicly available information to assess the potential effects on particular companies of significant corporate transactions, such as liquidations, reorganizations, recapitalizations and mergers, or new management or management policies. In addition, the Manager will analyze demographic changes, business cycles, new products and new data, and such information may cause the Manager to update, change or even reverse, its outlook with respect to a particular company.

The Manager will supplement its fundamental analysis of potential portfolio companies with an evaluation of key political and financial market variables, nationally and internationally, in attempting to assess the level and future direction of the financial markets generally. In analyzing and identifying particular investment opportunities and the markets generally, the Manager may rely on the expertise of other market professionals, such as analysts, brokers, economists and industry specialists.

The Manager will attempt to be alert and flexible in seeking both to maximize the Fund's opportunities and to conserve its capital, and may invest all or a substantial portion of the Fund's assets in fixed-income securities and hold cash and cash equivalents for temporary defensive investment purposes. The Fund also may invest in these instruments pending allocation of the offering proceeds. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Money Market Instruments." However, under normal market conditions, the Fund will invest at least 65% of the value of its total assets in equity securities.

Unlike many other investment companies which, as a matter of investment policy, diversify portfolio holdings so that no more than a specified percentage of their assets are invested in the securities of any one issuer, the Fund does not have fixed guidelines for diversification, although generally, the Fund intends to invest no more than 15% of its total assets in any one issuer. In addition, although the Fund will not invest more than 25% of the value of its net assets in the securities of issuers engaged in any one industry (other than debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities")), investments by the Fund may emphasize particular industries or market segments which the Manager believes offer the opportunity for maximizing profit. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Non-Diversified Status."

The Fund may use various investment techniques to hedge a portion of its investment portfolio against certain risks or to pursue its investment objective. In this regard, the Fund may use leverage, sell securities short, and purchase and sell options on securities and stock indexes and other derivatives, subject to certain limitations. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Leverage," "--Short Sales" and "--Special Investment Techniques." The use of some of these investment techniques and instruments will be an integral part of the Fund's investment program, and involves certain risks. The Fund will comply with applicable regulatory requirements, including the asset coverage requirements under the 1940 Act, in connection with the use of these strategies.

Additional information about the types of investments that are expected to be made by the Fund, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of Investors. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Investment Restrictions."

THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE FUND'S INVESTMENT OBJECTIVE WILL BE ACHIEVED OR THAT ITS INVESTMENT PROGRAM WILL BE SUCCESSFUL. IN PARTICULAR, THE FUND'S USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT.


                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

GENERAL

All securities investments risk the loss of capital. To the extent the Fund holds the securities of a limited number of issuers, and emphasizes the securities of issuers in a limited number of industries or market segments, the risk of an investment in the Fund is increased. The value of the Fund's total net assets should be expected to fluctuate. The Fund's use of leverage is likely to cause its net assets to appreciate or depreciate at a greater rate than if leverage were not used.

EQUITY SECURITIES

The Fund's investment portfolio will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign companies. The Fund also may invest in depositary receipts relating to foreign securities. See "Foreign Securities" below. The value of the Fund's equity securities will vary in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

The Fund may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of these smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Fund may purchase securities in all available securities trading markets, including initial public offerings and the aftermarket.

The Fund's investments in equity securities of U.S. companies will include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Fund may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of listed companies.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of such entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCKS. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

FIXED-INCOME SECURITIES

The Fund may invest in fixed-income securities. The Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by corporations; U.S. Government Securities; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Manager to be of comparable quality. Non-investment grade debt securities are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. In addition, the market for lower grade debt securities may be thinner and less liquid than for higher grade debt securities.

FOREIGN SECURITIES

Although the Fund expects to invest principally in equity securities of publicly traded U.S. companies, generally it may invest up to 25% of the value of its total assets in equity and fixed-income securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

The Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund's foreign securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when the Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

MONEY MARKET INSTRUMENTS

The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Manager deems appropriate under the circumstances. The Fund also may invest in these instruments pending allocation of the offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

NON-DIVERSIFIED STATUS

The classification of the Fund as a "non-diversified" investment company means that the percentage of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer and to events affecting a particular industry or market segment.

Generally, the Fund intends to invest no more than 15% of the value of its total assets in the securities of any one issuer. However, while seeking desirable investments, the Fund may exceed this limitation and U.S. Government Securities are not subject to this limitation.

The Fund does not intend to make investments for the purpose of exercising control or management over a portfolio company.

LEVERAGE

The Fund may borrow money from brokers and banks for investment purposes. Borrowing for investment purposes, which is known as "leverage," is a speculative investment technique and involves certain risks.

Although leverage will increase investment return if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of such funds, using leverage will decrease investment return if the Fund fails to earn as much on such investments as it pays for the use of such funds. Using leverage, therefore, will magnify the volatility of the value of the Fund's investment portfolio. If the Fund's equity or debt instruments decline in value, the Fund could be required to deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Fund's assets, whether resulting from changes in market value or from redemptions, the Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act limits the amount an investment company can borrow by imposing an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets, including such indebtedness, measured at the time the Fund incurs the indebtedness.

To obtain "leveraged" market exposure in certain investments and to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments nevertheless may involve significant economic leverage and therefore, in some cases, may involve significant risks of loss.

SHORT SALES

To effect a short sale, the Fund will borrow a security from a brokerage firm, or other permissible financial intermediary, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund may not always be able to borrow a security it wants to sell short and thus will lose the opportunity to benefit from its strategy. The Fund also may be unable to close out a short position at any particular time or at an acceptable price. If the Fund is required to replace the borrowed security at a time when other short sellers of the same security also are required to replace it, a "short squeeze" can occur, wherein the Fund might be compelled, at a disadvantageous time, to replace the borrowed security, possibly at prices significantly in excess of the proceeds received from the short sale. Although the Fund's gain on a short sale is limited to the amount at which it sold the security short, its potential loss can increase rapidly and is limited only by the maximum attainable price of the security less the price at which the security was sold. Short selling is a speculative investment technique and, in certain circumstances, can substantially increase the impact of adverse price movements on the Fund's portfolio.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of the Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

The Fund may use a variety of special investment techniques to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities and for non-hedging purposes to pursue the Fund's investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.


DERIVATIVES. The Fund may purchase derivatives or enter into derivative transactions ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

OPTIONS. The Fund may engage in options transactions. The Fund also may invest in so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase and sell call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options.

A covered call option, which is a call option with respect to which the Fund owns the underlying security, that is sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option, which is a put option with respect to which the Fund has segregated cash or liquid securities to fulfill the obligation undertaken, that is sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on such security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so.

WARRANTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

CALL AND PUT OPTIONS ON SECURITIES INDEXES. The Fund may purchase and sell call and put options on stock indexes, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or the Standard & Poor's 100 Index, listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks that comprise the index.

Accordingly, successful use by the Fund of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or segments thereof. This requires different skills and techniques than forecasting changes in the price of individual stocks.

LENDING PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and, in respect of such transactions, the Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.

Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the prevailing price when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Directors.

The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which the Fund purchased such securities.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

          o Issue senior securities, except that, to the extent permitted by the 1940 Act, the Fund may borrow money (a) to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of "senior securities" representing indebtedness, and (b) for temporary or emergency purposes or in connection with repurchases of, or tenders for, the Fund's interests.

          o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

          o Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

          o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

          o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

          o Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that the Fund may purchase U.S. Government Securities without limitation.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is less.

With respect to these investment restrictions, and other policies described in this Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding voting securities.

ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

The Incentive Allocation of 20% of net profits to the capital account of the Manager may create an incentive for the Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the Incentive Allocation. In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Fund's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

TAX RISKS

Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Fund has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Fund should be treated as an association or publicly traded partnership taxable as a corporation, as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise, the taxable income of the Fund would be subject to corporate income tax and distributions of profits from the Fund would be treated as dividends. See "TAX ASPECTS--Tax Treatment of Fund Operations-- Classification of the Fund."

The Fund's short sales and transactions in Derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding period of the Fund's securities and convert short term capital losses into long term capital losses. Such transactions may result in the Fund realizing more short term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

LACK OF OPERATING HISTORY

The Fund and the Manager are newly formed entities and have no operating histories upon which investors can evaluate the performance of the Fund. However, as discussed below, the personnel of the Manager who are responsible for managing the Fund's investment portfolio have substantial experience in managing private investment funds and separately managed client accounts that have investment programs that are substantially similar to the Fund's investment program. See "PERFORMANCE INFORMATION," "THE MANAGER, PWFA, MALLC AND MAMC" and "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

LIQUIDITY RISKS

Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Investor interests from time to time, an Investor may not be able to liquidate its interest in the Fund for up to two years. The Manager expects that generally, beginning in December 2000, it will recommend to the Board that the Fund offer to repurchase interests from Investors twice each year, in June and December. See "REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS."

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

The Fund does not intend to make periodic distributions of its net income or gains, if any, to Investors. Whether or not distributions are made, Investors will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and will have to pay such applicable taxes from sources other than Fund distributions. The amount and times of any distributions will be determined in the sole discretion of the Board.

THE YEAR 2000 ISSUE

Like other businesses and governments around the world, the Fund could be adversely affected if the computer systems used by the Manager, its affiliates, and those with which they do business do not properly recognize the year 2000. This is commonly known as the "year 2000 issue." Because the Fund is dependent, to a very substantial degree, upon the proper functioning of the computer systems used to support its functions, a failure of these systems because of the year 2000 issue could have a material adverse effect on the Fund. If not remedied, potential risks include business interruption or shutdown, financial loss and legal liability. In particular, in some international markets in which the Fund expects to trade, the level of awareness and remediation efforts relating to the year 2000 issue is thought to be less advanced than in the United States.

PERFORMANCE INFORMATION

Appendix B contains performance information for Mark Partners, L.P. and composite performance information for all accounts managed by the personnel of MALLC and MAMC (Mark Partners, L.P. and such accounts being referred to collectively as the "MAMC Accounts") pursuant to an investment program that is substantially similar to the Fund's expected investment program. The future performance of the MAMC Accounts may vary from the future performance of the Fund. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities." PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Directors are not required to contribute to the capital of the Fund or hold interests in the Fund. A majority of the Directors are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Independent Directors") and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Directors and brief biographical information regarding each Director is set forth below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


NAME, ADDRESS AND AGE            PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

*E. Garrett Bewkes, Jr.          Mr. Bewkes is a director of, and prior to
c/o PaineWebber Incorporated     December 1995 was a consultant to, PW Group.
1285 Avenue of the Americas      Prior to 1998, he was Chairman of the Board,
New York, New York  10019        President and Chief Executive Officer of
Age 72                           American Bakeries Company.  Mr. Bewkes is a
                                 director of Interstate Bakeries Corporation.
                                 Mr. Bewkes also is a director or trustee of 37 other investment companies for which PaineWebber Incorporated or its affiliates serves as investment adviser.

Meyer Feldberg                   Mr. Feldberg is Dean and Professor of
c/o Columbia University          Management of the Graduate School of Business,
101 Uris Hall                    Columbia University.  Prior to 1989, he was
New York, New York  10027        President of the Illinois Institute of
Age 57                           Technology. Dean Feldberg is a director of
                                 Primedia, Inc., Federated Department
                                 Stores Inc. and Revlon, Inc. Dean Feldberg also is a director or trustee of 36 other investment companies for which PaineWebber
                                 Incorporated or its affiliates serves as investment adviser.

George W. Gowen                  Mr. Gowen is a partner in the law firm of
666 Third Avenue                 Dunnington, Bartholow & Miller.  Prior to May
New York, New York 10017         1994, he was a partner in the law firm of
Age 70                           Fryer, Ross & Gowen.  Mr. Gowen also is a
                                 director or trustee of 35 other investment companies for which PaineWebber Incorporated or its affiliates serves as investment adviser.


The Directors serve on the Board for terms of indefinite duration. A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the other Directors, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors. The Directors may call a meeting of Investors to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving. If no Director remains to manage the business of the Fund, the Manager may manage and control the Fund, but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Fund.

The Independent Directors are each paid an annual retainer of $5,000 and per meeting fees of $500, or $250 in the case of telephonic meetings by the Fund. The other Directors receive no annual or other fees from the Fund. All Directors are reimbursed by the Fund for their reasonable out-of-pocket expenses. It is estimated that the aggregate annual compensation paid by the Fund to each Independent Director will be $7,000 during the coming year, and that, together with compensation paid to them by other registered investment companies advised by affiliates of the Manager, Messrs. Feldberg and Gowen will receive aggregate annual compensation from all such companies of approximately $147,000 and $131,000, respectively, for such year. The Directors do not receive any pension or retirement benefits from the Fund.

THE MANAGER, PWFA, MALLC AND MAMC

The Directors have engaged the Manager to provide investment advice to, and the day-to-day management of, the Fund, in each case under the ultimate supervision of and subject to any policies established by the Board. The Manager was formed as a Delaware limited liability company on August 27, 1999 and is registered as an investment adviser under the Advisers Act. The offices of the Manager are located at 1285 Avenue of the Americas, New York, New York 10019, and its telephone number is (800) 486-2608. As of September __, 1999, the Manager owned 99% of the outstanding interests in the Fund (thereby controlling the Fund) and was the only person to own of record or beneficially 5% or more of the outstanding interests in the Fund. The Manager maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 1285 Avenue of the Americas, New York, New York 10019.

The Manager is a joint venture between PWFA and MALLC. PWFA is the managing member of the Manager and oversees the Manager's provision of investment advice and day-to-day management to the Fund. MALLC provides the Manager with use of and access to such of the personnel, research and facilities of MALLC and MAMC as the Manager requires to manage the Fund's investment portfolio, and these individuals have the sole responsibility, subject only to the supervision of the Manager and the Board, for the investment advisory services provided to the Fund.

PWFA is an indirect, wholly-owned subsidiary of PW Group and is registered as an investment adviser under the Advisers Act. PWFA and its affiliates provide investment advisory services to registered investment companies, private investment funds and individual accounts, and have approximately $384 billion of assets under control and $60 billion of assets under management. PaineWebber Incorporated, a wholly-owned subsidiary of PW Group, is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange, Inc. and other principal securities exchanges.

MALLC, organized as a Delaware limited liability company in 1998, and MAMC, organized as a New York corporation in 1986, are registered investment advisers under the Advisers Act. Morris Mark is the sole member, President and Treasurer of MALLC and the President, Treasurer, principal shareholder and a director of MAMC. He is the person who will be primarily responsible for the day-to-day management of the Fund's investment portfolio, and will be directly assisted by other investment professionals employed by MALLC and MAMC who act on behalf of the Manager. MAMC (which Mr. Mark founded and controls) and its affiliates have provided investment advisory services to individuals, businesses and other entities since 1987. As of August 1999, MALLC and MAMC and their affiliates managed assets of approximately $1.8 billion.

Mr. Mark has more than 29 years of experience in the securities and investment businesses with an extensive background in fundamental investment research and risk arbitrage. During his professional career, he has been directly involved as an industry specialist in the analysis of building, lodging, media, real estate, and financial service companies. In addition, as a professional investor with extensive experience, he has been involved with a wide range of industries. Mr. Mark currently serves as a board member of General Growth Properties, Inc., a company engaged in the ownership, operation, management, leasing, acquisition, development, expansion and financing of enclosed mall shopping centers in the U.S.

Mr. Mark started his career in the securities business as a securities analyst at First Manhattan Company, where he became a Vice President. In 1973, he joined Parker/Hunter Inc. as a Vice President specializing in securities analysis. In 1974, Mr. Mark joined Goldman, Sachs & Co. as Vice President in the Investment Research Department. In his nine years at Goldman, Sachs, he participated in the firm's risk arbitrage activities, in addition to his research responsibilities. In 1983, Mr. Mark joined Furman Selz LLC as a partner and Vice President.

On more than ten occasions, Mr. Mark has been voted onto the annual INSTITUTIONAL INVESTOR All-Star Team. He is one of the few investment industry professionals to have been named an "All-Star" analyst in more than one category, having been selected in both the REIT and Building categories. Mr. Mark is co-founder, and past president, of the Real Estate Analysts Group and the Real Estate Investment Trust Analyst Association. He also has been asked to speak at conferences sponsored by a number of prominent professional organizations, such as the National Association of Home Builders, the International Council of Shopping Centers, the National Association of Real Estate Investment Trusts and Institutional Investor magazine. In addition, on a number of occasions, he has been invited to appear as an expert witness on proposed housing and financial services legislation before a number of United States Congressional committees. Mr. Mark is currently a member of the "Concept" Group, the Club for Growth, New York Society of Security Analysts, the Consumer Analysts Group, the Real Estate Analysts Group, the Construction Analysts Group, the Media and Entertainment Analysts Group, the Merchandising Analysts Group and, as a Chartered Financial Analyst, the Financial Analysts Federation.

The authority of the Manager to serve or act as investment adviser, and be responsible for the day-to-day management, of the Fund (collectively, "Advice and Management"), and the incentive allocation arrangement between the Fund and the Manager, as the foregoing are set forth in the LLC Agreement, was initially approved by the Board, including each Independent Director, and by vote of Investors holding interests in the Fund on September 8, 1999. The authority of the Manager to provide Advice and Management will terminate under the following circumstances:

          (1) if revoked by (A) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund or (B) the Board, in either case with 60 days' prior written notice to the Manager;

          (2) at the election of the Manager, with 60 days' prior written notice to the Board;

          (3) if, after September 8, 2000, any period of 12 consecutive months shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940
               Act) of the outstanding voting securities of the Fund or (B) the Board and, in either case, approved by a majority of the Independent Directors by vote cast at a meeting called for such purpose; or

          (4) to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, the LLC Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act.

VOTING

Each Investor will have the right to cast a number of votes based on the value of such Investor's respective capital account at any meeting of Investors called by the Directors or Investors holding at least a majority of the total number of votes eligible to be cast by all Investors. Investors will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including selection of Directors, approval of the authority of the Manager to provide Advice and Management to the Fund and approval of the Fund's auditors. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

PWFA

PWFA and its affiliates manage the assets of registered investment companies, private investment funds and individual accounts (collectively, "PWFA Clients"). The Fund has no interest in these activities. PWFA and its officers or employees who assist PWFA in its oversight of the Manager will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Manager and PWFA Clients. PWFA and its officers and employees will devote so much of their time to the affairs of the Manager as in their judgment is necessary and appropriate.

PaineWebber Incorporated acts as the placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. PWFA and PaineWebber Incorporated intend to compensate PaineWebber Incorporated's or its affiliates' financial advisors, as well as third-party securities dealers and other industry professionals, for their ongoing servicing of clients with whom they have placed interests in the Fund and such compensation will be based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to the clients' assets in the Fund. Additionally these entities, at their discretion, may charge Investors sales commissions of up to 2% of the purchase price of Fund interests being purchased. See "FEES AND EXPENSES" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

PaineWebber Incorporated or its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by MALLC, MAMC or one of their affiliates.

MALLC, MAMC AND MORRIS MARK

Mr. Mark is the general partner of and provides investment advisory and other services, directly and through affiliated investment advisers that he controls, to the MAMC Accounts. MALLC and MAMC or their affiliates provide investment advisory and other services to entities and separately managed client accounts. MALLC and MAMC and certain of the investment professionals who are principals of or employed by MALLC, MAMC or their affiliates (collectively, the "MAMC Managers") also carry on substantial investment activities for their own accounts, for the accounts of family members and for other MAMC Accounts. The Fund has no interest in these activities. As a result of the foregoing, MALLC, MAMC and the investment professionals who, on behalf of the Manager, will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Manager and may have conflicts of interest in allocating their time and activity between the Fund and the MAMC Accounts. Such persons will devote only so much time to the affairs of the Manager as in their judgment is necessary and appropriate.

PWFA, its affiliates or PWFA Clients may have an interest in the MAMC Accounts on terms different than an interest in the Fund. In addition, the MAMC Managers may receive research products and services in connection with the brokerage services that PWFA and its affiliates may provide from time to time to one or more MAMC Accounts or to the Fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by the MAMC Managers for the MAMC Accounts. Accordingly, as a general matter, the Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment by the MAMC Managers for the MAMC Accounts. There may be, however, circumstances under which the MAMC Managers will cause one or more MAMC Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Manager will commit the Fund's assets. There also may be circumstances under which the MAMC Managers will consider participation by the MAMC Accounts in investment opportunities in which the Manager does not intend to invest on behalf of the Fund, or vice versa.

The Manager will evaluate for the Fund, and it is anticipated that the MAMC Managers will evaluate for each MAMC Account, a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an MAMC Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the MAMC Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the MAMC Accounts may differ considerably from time to time. In addition, the fees and expenses of the Fund will differ from those of the MAMC Accounts. Accordingly, prospective Investors should note that the future performance of the Fund and the MAMC Accounts will vary.

When the Manager and the MAMC Managers determine that it would be appropriate for the Fund and one or more MAMC Accounts to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that the Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the MAMC Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the MAMC Managers will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the MAMC Managers for the MAMC Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Fund and the MAMC Accounts, thereby limiting the size of the Fund's position; (2) the difficulty of liquidating an investment for the Fund and the MAMC Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the MAMC Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "CONFLICTS OF INTEREST--Other Matters."

The members of the Manager, and their members, directors, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by members, directors, officers, employees and affiliates of PWFA, MALLC or MAMC, or by the MAMC Managers for the MAMC Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

Except in accordance with applicable law, the Manager and its members are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, the Fund may effect certain principal transactions in securities with one or more MAMC Accounts, except for accounts in which MALLC or MAMC or any affiliate thereof serves as a general partner or in which it has a financial interest, other than an interest that results solely from MALLC's, MAMC's or any affiliate's appointment as an investment adviser to the account. Such transactions would be made in circumstances where the Manager has determined it would be appropriate for the Fund to purchase and a MAMC Account to sell, or the Fund to sell and a MAMC Account to purchase, the same security or instrument on the same day.

Future investment activities of PWFA, MALLC or MAMC, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

BROKERAGE

The Manager is responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In executing transactions on behalf of the Fund, the Manager seeks to obtain the best price and execution for the Fund, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, and in the case of transactions effected by the Fund with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Manager generally will seek reasonably competitive commission rates, the Fund will not necessarily pay the lowest commission available on each transaction. The Fund will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. The Fund may execute portfolio brokerage transactions through PaineWebber Incorporated or its affiliates, subject to compliance with the 1940 Act.

Following the principle of seeking best price and execution, the Manager may place brokerage business on behalf of the Fund with brokers that provide the Manager and its affiliates, including the MAMC Managers, with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Manager and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Manager in connection with the Fund. Conversely, the information provided to the Manager by brokers and dealers through which other clients of the Manager and its affiliates effect securities transactions may be useful to the Manager in providing services to the Fund.

Although the Fund cannot accurately predict its portfolio turnover, the Fund expects that its annual portfolio turnover rate generally may exceed 50%. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and the short-term gains realized from these transactions are taxable to Investors at ordinary income tax rates.

FEES AND EXPENSES

PWFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund will pay PWFA a monthly fee at the annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Manager's capital account (the "Fee"). Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of interests. The Fee will be computed as of the start of business on the first business day of each month, after adjustment for any capital contributions effective on such date, and will be due and payable in arrears within five business days after the end of such month. The Fee will be charged in each fiscal period to the capital accounts of all Investors in proportion to their capital accounts at the beginning of such fiscal period. A portion of the Fee will be paid by PWFA to MAMC.

The Administrator performs certain administration, accounting and investor services for the Fund and other investment funds sponsored or advised by PW Group or its affiliates. In consideration for these services, the Fund and such other funds will pay the Administrator an annual fee based on: (i) the average net assets of the Fund, subject to a minimum monthly fee, and (ii) the aggregate net assets of such other funds, subject to a minimum monthly fee, and will reimburse the Administrator for out-of-pocket expenses.

In addition, the capital accounts of Investors may be subject to an Incentive Allocation depending upon the investment performance of the Fund. See "CAPITAL ACCOUNTS AND ALLOCATIONS--Incentive Allocation."

The Fund will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by PWFA. Expenses to be borne by the Fund include, but are not limited to, the following:

          o all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

          o all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

          o the costs and expenses of holding any meetings of any Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

          o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

          o the fees of custodians and other persons providing administrative services to the Fund;

          o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Manager or the Directors;

          o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors;

          o all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

          o all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund; and

          o such other types of expenses as may be approved from time to time by the Board.

The Manager will be reimbursed by the Fund for any of the above expenses that it pays on behalf of the Fund.

The Fund's organizational and offering expenses are estimated at $250,000. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. To achieve a more equitable distribution of the impact of those expenses among the Investors, an amount equal to the organizational expenses incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund by all Investors as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Investors are made. These allocations will thereafter be adjusted as of each date, through and including June 30, 2000, on which additional capital is contributed to the Fund by Investors. The Fund also will bear certain on-going offering costs associated with any periodic offers of Fund interests. Offering costs cannot be deducted by the Fund or the Investors.

PLACEMENT FEE

In connection with initial and additional purchases of Fund interests, Investors may be charged by PaineWebber Incorporated and its Financial Advisors, as well as third party securities dealers and other industry professionals sales commissions of up to 2% of the Investor's capital contribution, in their sole discretion. The placement fee will be added to the purchase price and will not constitute assets of the Fund.

CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

The Fund will maintain a separate capital account for each Investor, which will have an opening balance equal to such Investor's initial contribution to the capital of the Fund. Each Investor's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by such Investor to the capital of the Fund, plus any amounts credited to such Investor's capital account as described below. Similarly, each Investor's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the interest or portion of the interest of such Investor, plus the amount of any distributions to such Investor which are not reinvested, plus any amounts debited against such Investor's capital account as described below. To the extent that any debit would reduce the balance of the capital account of any Investor below zero, that portion of any such debit will instead be allocated to the capital account of the Manager; any subsequent credits that would otherwise be allocable to the capital account of any such Investor will instead be allocated to the capital account of the Manager in such amounts as are necessary to offset all previous debits attributable to such Investor.

Capital accounts of Investors are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of (1) the last day of the fiscal year of the Fund, (2) the day preceding the date as of which a contribution to the capital of the Fund is made, (3) the day as of which the Fund repurchases any interest or portion of an interest of any Investor, (4) the day as of which the Fund admits a substituted Investor to whom an interest or portion of an interest of an Investor has been transferred (unless there is no change in beneficial ownership) or (5) the day as of which any amount is credited to or debited from the capital account of any Investor other than an amount to be credited to or debited from the capital accounts of all Investors in accordance with their respective Fund percentages. A Fund percentage will be determined for each Investor as of the start of each fiscal period by dividing the balance of such Investor's capital account as of the commencement of such period by the sum of the balances of all capital accounts of all Investors as of such date.

ALLOCATION OF NET PROFITS AND NET LOSSES

Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Investors as of the last day of each fiscal period in accordance with Investors' respective Fund percentages for such fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of interests or portions of interests, and adjusted to exclude the amount of any "key man" insurance premiums or proceeds to be allocated among the capital accounts of the Investors and any items to be allocated among the capital accounts of the Investors other than in accordance with the Investors' respective Fund percentages.

Allocations for Federal income tax purposes generally will be made among the Investors so as to reflect equitably amounts credited or debited to each Investor's capital account for the current and prior fiscal years.

INCENTIVE ALLOCATION

So long as the Manager provides Advice and Management to the Fund, the Manager will be entitled to a performance-based allocation (the "Incentive Allocation"), charged to the capital account of each Investor as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Investor's "loss recovery account." The Incentive Allocation will be credited to the capital account of the Manager.

For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of the Investor's capital account at the end of an "allocation period," after giving effect to allocations other than the Incentive Allocation, but before giving effect to any distributions and repurchases of interests by the Fund or debits to such capital account to reflect any item (other than management fees) not chargeable ratably to all Investors, over the balance of the Investor's capital account at the start of such "allocation period." Consequently, any Incentive Allocation to be credited to the Manager will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to an Investor.

An Incentive Allocation will be charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Investor. A "loss recovery account" is a memorandum account maintained by the Fund for each Investor, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for such Investor during such "allocation period," and (2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for such Investor during such "allocation period." Any positive balance in an Investor's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Investor's interest in the Fund in proportion to the reduction of the Investor's capital account attributable to the repurchase or transfer.

An "allocation period" as to each Investor is a period commencing on the admission of such Investor to the Fund and ending at the close of business on the last day of the twelfth complete calendar month after such admission, and thereafter is each period commencing as of the day following the last day of the preceding allocation period with respect to the Investor and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Fund, (2) the day as of which the Fund repurchases any interest or portion of an interest of such Investor, (3) the day as of which the Fund admits as a substitute Investor a person to whom the interest or portion of the interest of such Investor has been transferred or (4) the day as of which the authority of the Manager to provide Advice and Management is terminated. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial 12-month period in effect is a reflection of the extent to which cumulative performance achieved with respect to an Investor's account since such Investor's admission to the Fund exceeds the highest previous level of performance achieved through the close of any prior allocation period.

Within 30 days of each allocation period with respect to each Investor, and subject to certain limitations, the Manager may withdraw up to 100% of the Incentive Allocation, computed on the basis of unaudited data, that was credited to the Manager's capital account and debited from the Investor's capital account with respect to such allocation period. The Fund will pay any balance, subject to audit adjustments, within 30 days after the completion of the audit of the Fund's books.

ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Investor will be debited against the capital account of such Investor as of the close of the fiscal period during which the Fund paid such obligation, and any amounts then or thereafter distributable to such Investor will be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, the Investor and any successor to the Investor's interest is required to pay to the Fund, upon demand of the Fund, the amount of such excess.

RESERVES

Appropriate reserves may be created, accrued and charged against net assets for contingent liabilities as of the date any such contingent liabilities become known to the Manager or the Board. Reserves will be in such amounts, subject to increase or reduction, which the Board or the Manager may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Investors at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Investors, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Investors at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

Net asset value of the Fund will be determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

Domestic exchange traded securities and securities included in the Nasdaq National Market System will be valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Directors will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Directors to represent fair value.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Directors.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Directors' judgments regarding appropriate valuations should prove incorrect.

APPLICATION FOR INTERESTS

APPLICATION TERMS

Both initial and additional applications for interests in the Fund may be accepted from eligible investors (as described below) at such times as the Manager may determine on the terms set forth below. The Fund may, in its discretion, suspend the offering of interests at any time or permit applications on a more frequent basis. The Fund reserves the right to reject any application for interests in the Fund. After the initial closing, initial applications and additional capital contributions will generally be accepted monthly. Generally, the minimum required initial contribution to the capital of the Fund from each investor is $250,000. For employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Manager, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial contribution to the capital of the Fund is $25,000. The Fund may vary the investment minimums from time to time. Investors may be charged a placement fee. See "FEES AND EXPENSES--Placement Fee." The initial closing date for applications for interests in the Fund is November 18, 1999. The Fund, in its sole discretion, may accelerate the closing date or may postpone it in its sole discretion. In addition, because the Fund may generate UBTI, charitable remainder trusts may not want to purchase interests in the Fund because a charitable remainder trust will not be exempt from Federal income tax under
Section 664(c) of the Code for any year in which it has UBTI. Prospective investors that are charitable remainder trusts will be required to make certain representations contained in a supplemental certificate to be provided. See "TAX ASPECTS--Unrelated Business Taxable Income."

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Investor will be payable in cash, and all contributions must be transmitted by such time and in such manner as is specified in the application of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment and will be due before the proposed acceptance of the contribution, although the Fund may accept, in its discretion, an application before its receipt of cleared funds.

Each new Investor will be obligated to agree to be bound by all of the terms of the LCC Agreement. Each potential investor also will be obligated to represent and warrant in the application, among other things, that such investor is purchasing an interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of such interest.

If and when the Fund determines to accept securities as a contribution to the capital of the Fund, the Fund will charge each Investor making such contribution an amount determined by the Directors and not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs it incurs in liquidating and accepting such securities. Any such charge will be due and payable by the contributing Investor in full at the time the contribution to the capital of the Fund to which such charge relates is due.

ELIGIBLE INVESTORS

Each prospective Investor will be required to certify that the interest being purchased is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that such Investor, as well as each of the Investor's equity owners under certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a "qualified purchaser" as defined in Section 2(a)(51)(A) of the 1940 Act (a "Qualified Purchaser"). Existing Investors who purchase additional interests in the Fund and transferees of interests in the Fund may be required to represent that they meet the foregoing eligibility criterion at the time of the additional purchase. The relevant Investor qualifications will be set forth in an application to be provided to prospective Investors, which must be completed by each prospective Investor.

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

No Investor or other person holding an interest or a portion of an interest will have the right to require the Fund to redeem the interest or portion thereof. No public market exists for interests in the Fund, and none is expected to develop. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of interests by the Fund, as described below.

REPURCHASES OF INTERESTS

The Fund from time to time may offer to repurchase interests pursuant to written tenders by Investors. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. In determining whether the Fund should repurchase interests or portions thereof from Investors pursuant to written tenders, the Board will consider the recommendation of the Manager. The Manager expects that generally, beginning in December 2000, it will recommend to the Board that the Fund offer to repurchase interests from Investors twice in each year, in June and December. The Directors also will consider the following factors, among others, in making such determination:

          o whether any Investors have requested to tender interests or portions thereof to the Fund;

          o    the liquidity of the Fund's assets;

          o the investment plans and working capital requirements of the Fund;

          o the relative economies of scale with respect to the size of the Fund;

          o the history of the Fund in repurchasing interests or portions thereof;

          o    the condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of interests or portions thereof.

The Board will determine that the Fund repurchase interests or portions thereof from Investors pursuant to written tenders only on terms they determine to be fair to the Fund and to all Investors or persons holding interests acquired from Investors, as applicable. When the Board determines that the Fund will repurchase interests in the Fund or portions thereof, notice will be provided to each Investor describing the terms thereof, and containing information Investors should consider in deciding whether and how to participate in such repurchase opportunity. Investors who are deciding whether to tender their interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their interest in the Fund from the Manager during such period.

The LLC Agreement provides that the Fund shall be dissolved if the interest of any Investor that has submitted a written request to tender its entire interest for repurchase by the Fund has not been repurchased within a period of two years of such request.

Repurchases of interests or portions thereof from Investors by the Fund may be made, in the discretion of the Board, in part or in whole for cash or for securities of equivalent value and will be effective after receipt by the Fund of all eligible written tenders of interests or portions thereof from Investors. The amount due to any Investor whose interest or portion thereof is repurchased will be equal to the value of the Investor's capital account or portion thereof based on the net asset value of the Fund's assets as of the effective date of repurchase, after giving effect to all allocations to be made to the Investor's capital account (including the Incentive Allocation) as of such date. Payment of the purchase price pursuant to a tender of interests will consist of, first, cash and/or securities valued at net asset value in accordance with the LLC Agreement and distributed to tendering Investors on a PARI PASSU basis, in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the expiration date of the tender offer (the "expiration date"). Payment of such amount will be made promptly after the expiration date (the "cash payment"). Generally, payment pursuant to such a tender also will consist of a promissory note that bears no interest and is not transferable (the "note") entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the interests tendered as of the expiration date, determined based on the audited financial statements of the Fund, over (b) the cash payment. The note would be delivered to the tendering Investor promptly after the expiration date and would be payable in cash promptly after completion of the audit of the financial statements of the Fund. The audit of the Fund's financial statements is expected to be completed within 60 days after the end of each year. The Fund does not impose any charges on a repurchase of interests or portion of interests in the Fund.

The Fund intends to maintain daily a segregated account containing permissible liquid assets in an amount equal to the aggregate amount of the notes. Payment for repurchased interests may require the Fund to liquidate portfolio holdings earlier than the Manager otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Manager intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchase of interests.

The Fund may repurchase an interest in the Fund or portion thereof of an Investor or any person acquiring an interest or portion thereof from or through an Investor if:

          o such an interest or portion thereof has been transferred or such an interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor;

          o ownership of such an interest by an Investor or other person will cause the Fund to be in violation of, or require registration of any interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          o continued ownership of such an interest may be harmful or injurious to the business or reputation of the Fund or the Manager, or may subject the Fund or any Investors to an undue risk of adverse tax or other fiscal consequences;

          o any of the representations and warranties made by an Investor in connection with the acquisition of an interest in the Fund or portion thereof was not true when made or has ceased to be true; or

          o it would be in the best interests of the Fund, as determined by the Manager, for the Fund to repurchase such an interest or portion thereof.

TRANSFERS OF INTERESTS

No person may become a substituted Investor without the written consent of the Manager, which consent may be withheld for any reason in the Manager's sole and absolute discretion. Investor interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Manager, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor, or investor's equity owners in certain circumstances, (i) immediately after the time of purchase, has at least $750,000 under the discretionary investment management of PW Group and its affiliates or subsidiaries, (ii) at the time of purchase, has a net worth of more than $1.5 million, or (iii) at the time of purchase, is a Qualified Purchaser, and must be accompanied by a properly completed application. In addition to the foregoing, no Investor will be permitted to transfer an interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and any Investor transferring less than its entire interest, is at least equal to the amount of the Investor's initial capital contribution.

Any transferee meeting the eligibility requirements that acquires an interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the interest so acquired and to transfer such interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an interest or portion thereof with the approval of the Manager, under the policies established by the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the investor eligibility requirements, the Fund reserves the right to redeem its interest.

By purchasing an interest in the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Directors, the Manager, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

TAX ASPECTS

The following is a summary of certain aspects of the income taxation of the Fund and its Investors which should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. Except as otherwise noted below, this summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor, to investors that acquire interests in the Fund other than for cash or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of interests in the Fund.

TAX TREATMENT OF FUND OPERATIONS

CLASSIFICATION OF THE FUND. The Fund has received an opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market, or the substantial equivalent thereof. Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market, or the substantial equivalent thereof. The Fund will not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Regulations if, as is anticipated, the Fund has more than 100 Investors.

The Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market, or the substantial equivalent thereof. Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Regulations. Counsel to the Fund has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704 and the text of the Regulations, interests in the Fund will not be readily tradable on a secondary market, or the substantial equivalent thereof, and, therefore, the Fund will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes, as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise, the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Fund interests, would be treated as dividend income when received by the Investors to the extent of the Fund's current or accumulated earnings and profits; and Investors would not be entitled to report profits or losses realized by the Fund.

As an entity taxable as a partnership, the Fund is not itself subject to Federal income tax. For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions allocated to the Fund (including from investments in other partnerships) for each taxable year of the Fund ending with or within the Investor's taxable year. Each item will have the same character to an Investor, and will generally have the same source (either United States or foreign), as though the Investor realized the item directly. Investors must report these items regardless of the extent to which, or whether, the Fund or Investors receive cash distributions for such taxable year, and thus may incur income tax liabilities unrelated to any distributions to or from the Fund.

ALLOCATION OF PROFITS AND LOSSES. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Investors and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Investor's capital account for the current and prior fiscal years.

Under the LLC Agreement, the Manager has the discretion to allocate specially an amount of the Fund's net capital gains, including short-term capital gain, for Federal income tax purposes to a withdrawing Investor to the extent that the Investor's capital account exceeds its Federal income tax basis in its interest in the Fund. There can be no assurance that, if the Manager makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Investors would be increased.

An Investor admitted to the Fund other than as of January 1 of a fiscal year will be allocated its distributive share of Fund tax items at the end of its year of admission based on its pro rata share of the Fund's capital. Such allocation does not account for the possibility of a subsequent reallocation in the following year to the Manager in respect of the initial Incentive Allocation. The Manager, in its discretion, may attempt to minimize any negative tax consequences which may result to an Investor from the foregoing, including by utilizing special allocations of Fund tax items. However, there is no assurance that any such attempt will successfully minimize any negative tax consequence resulting to an Investor from the initial Incentive Allocation.

TAX ELECTIONS; RETURNS; TAX AUDITS. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests, including by reason of death, provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of an Investor, the Manager, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Manager does not presently intend to make such election.

The Manager decides how to report the Fund items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. The Manager is designated as the Fund's "Tax Matters Partner" in the LLC Agreement. As such, it has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING INVESTOR

An Investor receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its interest in the Fund. Such capital gain or loss will be short-term or long-term depending upon the Investor's holding period for its interest in the Fund. However, a withdrawing Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables, as determined pursuant to the Regulations. For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable with respect to the withdrawing Investor. An Investor receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its interest in the Fund.

As discussed above, the LLC Agreement provides that the Manager may specially allocate items of Fund capital gain, including short-term capital gain, to a withdrawing Investor to the extent its liquidating distribution would otherwise exceed its adjusted tax basis in its Fund interest. Such a special allocation may result in the withdrawing Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

DISTRIBUTION OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. See "Currency Fluctuations--'Section 988' Gains or Losses" below and certain other transactions described below.

These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to "Section 1256 contracts" may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

The maximum ordinary income tax rate for individuals is 39.6%, and the maximum individual income tax rate for long-term capital gains is 20%, unless the taxpayer elects to be taxed at ordinary rates, although in any case the actual rate may be higher due to the phase out of certain tax deductions and exemptions. See "Limitation on Deductibility of Interest" below. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years, subject to certain limitations, and carried forward five years.

The Fund may realize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund also may acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving derivative instruments, such as swap transactions, entered into by the Fund also may constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.1

-----------------

 1 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property, whether or not actively traded, and entering into a contract to sell such property, or substantially identical property, at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES. The amount of gain or loss on securities denominated in a foreign currency frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the taxpayer accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the taxpayer actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

The Fund may acquire foreign currency forward contracts. See "TYPES OF INVESTMENTS AND RELATED RISK FACTORS--Foreign Currency Transactions." Generally, option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires option contracts that are not
Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless
(i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

SECTION 1256 CONTRACTS. In the case of "Section 1256 Contracts," the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. Under these rules, Section 1256 Contracts, which include certain foreign currency forward contracts and certain options contracts, held at the end of each taxable year are treated for Federal income tax purposes as if they were sold by the holder for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales, known as "marking to market," together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the holder in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See "Currency Fluctuations--'Section 988' Gains or Losses." If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on "Section 1256 Contracts" may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on "Section 1256 Contracts."

MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts.

Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. These rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the underlying property, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to the constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

EFFECT OF STRADDLE RULES ON INVESTORS' SECURITIES POSITIONS. The Service may treat certain positions in securities held, directly or indirectly, by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

LIMITATION ON DEDUCTIBILITY OF INTEREST. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a noncorporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Investor on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES BY NONCORPORATE INVESTORS. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent that such expenses exceed 2% of adjusted gross income.2 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount, for 1999, $126,600 or $63,300 for a married person filing a separate return, to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses, along with certain other itemized deductions, exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

-----------

2 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt under Section 67(e) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Investors that are trusts or estates should consult their tax advisers as to the applicability of this case to the investment expenses that are allocated to them.

These limitations on deductibility will apply to a noncorporate Investor's share of the expenses of the Fund, including the Fee. Although the Fund intends to treat the Incentive Allocation to the Manager as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such allocations as an investment expense which is subject to the limitations.

The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Investors should consult their tax advisers with respect to the application of these limitations.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of income and gain from the Fund. Income or loss attributable to investments in partnerships engaged in a trade or business may constitute passive activity income or loss.

"PHANTOM INCOME" FROM FUND INVESTMENTS. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments, if any, by the Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as capital gain.

FOREIGN TAXES

It is possible that certain dividends and interest received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries may impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

The Fund will inform Investors of their proportionate share of the foreign taxes paid or incurred by the Fund that Investors will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits), or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is an investor.3

--------------------

3 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

This general exemption from tax does not apply to the UBTI of an exempt organization. UBTI includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization, directly or through a partnership, from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization, directly or through a partnership, from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the 12-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income, or loss, from these investments may constitute UBTI.

The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not generating UBTI.4 The percentage of income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

The percentage of capital gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of capital losses from debt-financed securities, based on the debt/basis percentage calculation described above, would offset gains treated as UBTI.

Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,5 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

------------------

4 Moreover, income realized from option writing generally would not constitute UBTI.

5 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.6 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. See "ERISA CONSIDERATIONS."

----------------

6 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return, both income and capital appreciation, the risks of rising and falling price levels, and the needs for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets, assets not used or held for use in carrying out the foundation's exempt purposes, over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Investor which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation, either directly or together with a "disqualified person," acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Manager believes that the Fund will meet this 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts ("IRAs") and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA CONSIDERATIONS."

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an interest in the Fund is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment funds or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

LEGISLATIVE PROPOSALS

There have been several proposals initiated by the Clinton Administration and Congress that would affect the tax consequences described herein. It is not possible to predict at this time the extent to which any of these proposals will be enacted by Congress and, if enacted, what their final form and effective dates will be. In addition, as part of the budgetary process, other proposals could be enacted that would change the tax consequences described herein of an investment in the Fund. Prospective investors should consult their own tax advisers regarding the status of these proposed changes and the effect, if any, on their investment in the Fund.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident.

A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax an Investor's share of the Fund's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

The Fund should not be subject to the New York City unincorporated business tax, which is not imposed on an entity taxed as a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable if an entity taxed as a partnership in which the Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Investor should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Investor will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in the Fund.

Individual Investors who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. This limitation would likely apply to an Investor's share of some or all of the Fund's expenses. Prospective Investors are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a limited partnership interest in a partnership which does business in New York State and New York City, respectively.7 Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a limited partner in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

----------------

7 New York State, but not New York City, generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI, including unrelated debt-financed income, at a rate which is currently equal to the New York State corporate franchise tax rate, plus the corporate surtax. There is no New York City tax on the UBTI of an otherwise exempt entity.

Each prospective corporate Investor should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Manager will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

The Manager will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan investors may currently maintain relationships with the Manager or other entities which are affiliated with the Manager. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of interests.

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in this Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

LIABILITY OF INVESTORS

Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Investor and to make additional contributions and payments up to, but in no event in excess of, the aggregate amount of returns on capital and other amounts actually received by the Investor from the Fund during or after the fiscal year to which any debt or obligation is attributable.

DUTY OF CARE OF THE BOARD AND MANAGER

The LLC Agreement provides that neither the Directors nor the Manager (including certain of its affiliates, among others) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors and the Manager (including certain of its affiliates, among others) by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Director or the Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

AMENDMENT OF THE LLC AGREEMENT

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Manager or (iii) a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund. Certain amendments involving capital accounts, allocations thereto and the modification of events causing dissolution of the Fund may not be made without the consent of any Investors adversely affected thereby or unless each Investor has received notice of such amendment and any Investor objecting to such amendment has been allowed a reasonable opportunity to tender its entire interest for repurchase by the Fund. However, the Board may at any time, without the consent of the other Investors, amend the LLC Agreement to (i) restate the LLC Agreement, (ii) effect compliance with any applicable law or regulation, or to cure any ambiguity or to correct or supplement any provision that may be inconsistent with another provision, provided such action does not affect the rights of any Investor in any material respect, or (iii) make such changes as may be necessary to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code.

POWER OF ATTORNEY

By purchasing an interest in the Fund, each Investor will appoint the Manager and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Manager and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

TERM, DISSOLUTION AND LIQUIDATION

The Fund will be dissolved:

          o upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

          o upon the expiration of any two-year period which commences on the date on which any Investor has submitted to the Fund a written request in accordance with the LLC Agreement, to tender its entire interest for repurchase by the Fund if such Investor's interest has not been repurchased during such period;

          o    at the election of the Manager;

          o upon the failure of Investors to elect successor Directors at a meeting called by the Manager when no Director remains; or

          o    as required by operation of law.

Upon the occurrence of any event of dissolution, the Manager, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS--Allocation of Net Profits and Net Losses."

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

REPORTS TO INVESTORS

The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Manager regarding the Fund's operations during such period also will be sent to Investors.

FISCAL YEAR

The Fund's fiscal year ends on December 31st.

ACCOUNTANTS AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent public accountants of the Fund. Its principal business address is 787 Seventh Avenue, New York, New York 10019.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Fund.

Schulte Roth & Zabel LLP, New York, New York, acts as legal counsel to the Manager and its affiliates.

CUSTODIAN

PFPC Trust Company (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors. Assets of the Fund are not held by the Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113.

INQUIRIES

Inquiries concerning the Fund and interests in the Fund, including information concerning purchase and redemption procedures, should be directed to:

                  PW Aspen Management, L.L.C.
                  c/o PaineWebber Incorporated
                  Alternative Investment Group
                  1285 Avenue of the Americas
                  New York, New York  10019
                  Telephone: (800) 486-2608
                  Telecopier: (212) 713-1498


                                    * * * * *

All potential Investors in the Fund are encouraged to consult appropriate legal and tax counsel.

                                                                   APPENDIX A

                              PW ASPEN FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

          THIS LIMITED LIABILITY COMPANY AGREEMENT of PW Aspen Fund, L.L.C. (the "Fund") is dated and effective as of ____________, 1999 by and among the Organizational Member, the Manager and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

                              W I T N E S S E T H :

          WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of August 25, 1999 and filed with the Secretary of State of the State of Delaware on August 27, 1999;

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

          For purposes of this Agreement:

          ADVICE AND MANAGEMENT means those services provided to the Fund by the Manager pursuant to Section 3.4(b) hereof.

          ADVISERS ACT means the Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          AFFILIATE means affiliated person as such term is defined in the 1940 Act.

          AGREEMENT means this Limited Liability Company Agreement, as amended and/or restated from time to time.

          ALLOCATION CHANGE means, with respect to each Member for each Allocation Period, the difference between:

          (1) the sum of (a) the balance of such Member's Capital Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date other than any Incentive Allocation to be debited against such Member's Capital Account), plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any Insurance premiums allocable to such Member, plus (d) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.6 hereof other than Management Fees; and

          (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions by such Member to the capital of the Fund, plus (c) any credits to such Member's Capital Account during the Allocation Period to reflect any Insurance proceeds allocable to such Member.

               If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a POSITIVE ALLOCATION CHANGE, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a NEGATIVE ALLOCATION CHANGE.

          ALLOCATION PERIOD means, with respect to each Member, the period commencing as of the date of admission of such Member to the Fund and ending at the close of business on the last day of the twelfth complete calendar month since the admission of such Member to the Fund, and thereafter, each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

          (1)  the last day of a Fiscal Year;

          (2) the day as of which the Fund repurchases any Interest or portion of an Interest of such Member;

          (3) the day as of which the Fund admits as a substituted Member a person to whom the Interest (or portion thereof) of such Member has been Transferred (unless there is no change of beneficial ownership); and

          (4) the day as of which the authority of the Manager to provide Advice and Management is terminated pursuant to Section 3.4(a) hereof.

          BOARD means the Board of Directors established pursuant to Section 2.6 hereof.

          CAPITAL ACCOUNT means, with respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section
5.3 hereof.

          CAPITAL PERCENTAGE means a percentage established for each Member as of each Expense Allocation Date. The Capital Percentage of a Member on an Expense Allocation Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Fund by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital Percentages of all Members on each Expense Allocation Date shall equal 100%.

          CAPITAL CONTRIBUTION means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

          CERTIFICATE means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

          CLOSING DATE means the first date on or as of which a Member other than the Organizational Member or the Manager is admitted to the Fund.

          CODE means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

          DELAWARE ACT means the Delaware Limited Liability Company Act (6 DEL.C. ss. 18-101, ET SEQ.) as in effect on the date hereof and as amended from time to time, or any successor law.

          DIRECTOR means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a "manager" of the Fund within the meaning of the Delaware Act.

          EXPENSE ALLOCATION DATE means the Closing Date, and thereafter each day on or before __________________, as of which a contribution to the capital of the Fund is made pursuant to Section 5.1 hereof.

          FISCAL PERIOD means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

          (1)  the last day of a Fiscal Year;

          (2) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;

          (3) the day as of which the Fund repurchases any Interest or portion of an Interest of any Member;

          (4) the day as of which the Fund admits a substituted Member to whom an Interest (or portion thereof) of a Member has been Transferred (unless there is no change of beneficial ownership); or

          (5) any other day as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Fund Percentages.

          FISCAL YEAR means the period commencing on the Closing Date and ending on the first December 31st following the Closing Date, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Directors shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.

          FORM N-2 means the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

          FUND means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

          FUND PERCENTAGE means a percentage established for each Member on the Fund's books as of the first day of each Fiscal Period. The Fund Percentage of a Member for a Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Fund Percentages of all Members for each Fiscal Period shall equal 100%.

          INCENTIVE ALLOCATION means, with respect to any Member, 20% of the amount, determined as of the close of each Allocation Period with respect to such Member, by which such Member's Positive Allocation Change for such Allocation Period, if any, exceeds any positive balance in such Member's Loss Recovery Account as of the most recent prior date as of which any adjustment has been made thereto.

          INDEPENDENT DIRECTORS means those Directors who are not "interested persons" of the Fund as such term is defined in the 1940 Act.

          INSURANCE means one or more "key man" insurance policies on the life of any principal of a member of the Manager, the benefits of which are payable to the Fund.

          INTEREST means the entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest or portion thereof has been transferred pursuant to Section 4.3 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

          LOSS RECOVERY ACCOUNT means a memorandum account to be recorded in the books and records of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

          (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

          (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first date as of which the Capital Account balance of any Member is reduced as a result of repurchase or transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by
               (b) a fraction, (i) the numerator of which is equal to the amount of the repurchase or transfer, and (ii) the denominator of which is equal to the balance of such Member's Capital Account immediately before giving effect to such repurchase or transfer.

          No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

          MANAGEMENT FEE means the fee paid to PWFA out of the Fund's assets, and debited against Members' Capital Accounts, for PWFA Services.

          MANAGER means PW Aspen Management, L.L.C. or any successor thereto. The Manager shall constitute a "manager" of the Fund within the meaning of the Delaware Act. The Manager also shall constitute a "member" of the Fund within the meaning of the Delaware Act and shall have an Interest.

          MEMBER means the Manager and any person who shall have been admitted to the Fund as a member until the Fund repurchases the entire Interest of such person pursuant to Section 4.4 hereof or a substitute Member who is admitted to the Fund pursuant to Section 4.3 hereof, in such person's capacity as a member of the Fund. For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

          NEGATIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          NET ASSETS means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

          NET PROFIT OR NET LOSS means the amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, at the close of business on the Closing Date), such amount to be adjusted to exclude:

          (1) the amount of any Insurance premiums or proceeds to be allocated among the Capital Accounts of the Members pursuant to Section 5.5 hereof;

          (2) any items to be allocated among the Capital Accounts of the Members on a basis which is not in accordance with the respective Fund Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.6 and 5.7 hereof; and

          (3) Organizational Expenses allocated among the Capital Accounts of the Members pursuant to Section 5.11 hereof.

          1940 ACT means the Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          1934 ACT means the Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

          ORGANIZATIONAL EXPENSES means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

          ORGANIZATIONAL MEMBER means Norman E. Sienko, Jr.

          PERSON means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

          POSITIVE ALLOCATION CHANGE has the meaning given such term in the definition of Allocation Change.

          PWFA means PW Fund Advisor, L.L.C., or any successor thereto.

          PWFA SERVICES means such management and administrative services as PWFA or its affiliates shall provide to the Fund pursuant to a separate written agreement with the Fund as contemplated by Section 3.10(a) hereof.

          RELATED PERSON means, with respect to any person, (i) a relative, spouse or relative of a spouse who has the same principal residence as such person, (ii) any trust or estate in which such person and any persons who are related to such person collectively have more than 50% of the beneficial interests (excluding contingent interests) and (iii) any corporation or other organization of which such person and any persons who are related to such person collectively are beneficial owners of more than 50% of the equity securities (excluding directors' qualifying shares) or equity interests.

          SECURITIES means securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in
Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.

          TAX MATTERS PARTNER means the Manager designated as "tax matters partner" of the Fund pursuant to Section 8.17 hereof.

          TRANSFER means the assignment, transfer, sale or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

          VOTING INTEREST means with respect to a Member the number of votes equivalent to such Member's Fund Percentage as of the record date for a meeting of Members.


                                   ARTICLE II

                    ORGANIZATION; ADMISSION OF MEMBERS; BOARD

          2.1 FORMATION OF LIMITED LIABILITY COMPANY.

          The Organizational Member and any person designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

          2.2 NAME.

          The name of the Fund shall be "PW Aspen Fund, L.L.C." or such other name as the Board hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member. The Fund's business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.

          2.3 PRINCIPAL AND REGISTERED OFFICE.

          The Fund shall have its principal office at the principal office of the Manager, or at such other place designated from time to time by the Board.

          The Fund shall have its registered office in the State of Delaware at 1013 Center Road, Wilmington, New Castle County, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.

          2.4 DURATION.

          The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

          2.5 BUSINESS OF THE FUND.

          (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, and to engage in any financial or derivative transactions relating thereto or otherwise. The Manager, on behalf of the Fund, may execute, deliver and perform all contracts, agreements and undertakings and engage in all activities and transactions as may in the opinion of the Manager be necessary or advisable to carry out the Fund's business and any amendments to any such contracts, agreements and other undertakings, all without any further act, vote or approval of any other person, notwithstanding any other provision of this Agreement.

          (b) The Fund shall operate as a closed-end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

          2.6 THE BOARD.

          (a) The Organizational Member hereby designates those persons listed on Schedule I who shall agree to be bound by all of the terms of this Agreement to serve as Directors on the initial Board. The Board may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Director and the provisions of
Section 3.3 hereof with respect to the election of Directors by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Director. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund. The number of Directors shall be fixed from time to time by the Directors but, at the Closing Date, shall not be fewer than three.

          (b) Each Director shall serve as a Director for the duration of the term of the Fund, unless his or her status as a Director shall be sooner terminated pursuant to Section 4.1 hereof. If any vacancy in the position of a Director occurs, the remaining Directors may appoint a person to serve in such capacity, so long as immediately after such appointment at least two- thirds of the Directors then serving would have been elected by the Members. The Directors may call a meeting of Members to fill any vacancy in the position of Director, and shall do so within 60 days after any date on which Directors who were elected by the Members cease to constitute a majority of the Directors then serving as Directors.

          (c) If no Director remains, the Manager shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Directors. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

          2.7 MEMBERS.

          The Board may admit one or more Members as of the beginning of each calendar month or at such other times as the Board may determine. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Fund's application pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, in its absolute discretion, may reject applications for Interests in the Fund. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member. Each of the Manager and the Organizational Member hereby is admitted as a Member on the date hereof.

          2.8 ORGANIZATIONAL MEMBER.

          Upon the admission to the Fund of any additional Member pursuant to
Section 2.7, the Organizational Member shall withdraw from the Fund as the Organizational Member and shall be entitled to the return of his Capital Contribution, if any, without interest or deduction, and shall cease to be a member of the Fund.

          2.9 BOTH DIRECTORS AND MEMBERS.

          A Member may at the same time be a Director and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

          2.10 LIMITED LIABILITY.

          Except as otherwise provided in the Delaware Act, no Member or Director shall be obligated personally for the Fund's debts, obligations or liabilities, whether arising in contract, tort or otherwise solely by reason of being a member or manager of the Fund, except that a Member may be obligated to make capital contributions to the Fund pursuant to this Agreement and to repay any funds wrongfully distributed to such Member, and a Member, in the sole discretion of the Manager, may be obligated to make additional capital contributions up to, but in no event in excess of, the aggregate amount of any distributions, amounts in connection with a repurchase of all or a portion of such Member's Interest and any other amounts received by such Member from the Fund during or after the Fiscal Year in which any debt, obligation or liability of the Fund is incurred.


                                   ARTICLE III

                                   MANAGEMENT

          3.1 MANAGEMENT AND CONTROL.

          (a) Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the business of the Fund and its duties hereunder, including, without limitation, the power to engage the Manager to provide Advice and Management to the Fund. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Manager shall continue to provide Advice and Management to the Fund.

          (b) Each Member agrees not to treat, on his personal return or in any claim for a refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Fund. The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.

          (c) Members (other than the Manager) shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

          (d) The Board may delegate to any person, including the Manager, even if such delegation is greater than the power given to the Manager pursuant to
Section 3.4 hereof, any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law.

          3.2 ACTIONS BY THE BOARD.

          (a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Directors (which majority shall include any requisite number of Independent Directors required by the 1940
Act) present at a meeting duly called at which a quorum of the Directors shall be present (in person or, if in person attendance is not required by the 1940 Act, in person or by telephone) or (ii) by unanimous written consent of all of the Directors without a meeting, if permissible under the 1940 Act.

          (b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Directors may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the 1940 Act. A majority of the Directors then in office shall constitute a quorum at any meeting.

          (c) The Board may designate from time to time agents and employees of the Fund who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund.

          3.3 MEETINGS OF MEMBERS.

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding a majority of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Voting Interest. The Board shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

          3.4 ADVICE AND MANAGEMENT.

          (a) Among its powers, the Board shall have the power to engage the Manager to provide Advice and Management to the Fund under its general supervision, subject to the initial approval thereof prior to the Closing Date by the Organizational Member. The Board also delegates to the Manager the rights and powers expressly given to the Manager under this Agreement. The authority of the Manager granted under this Section 3.4 shall become effective upon such initial approval and shall terminate: (i) if any period of 12 consecutive months following the first 12 consecutive months of the effectiveness of such authority shall conclude without the approval of the continuation of such authority by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund or (B) the Board, and in either case, approval by a majority of the Independent Directors by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Board or by vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund, in either case with 60 days' prior written notice to the Manager; or (iii) at the election of the Manager with 60 days' prior written notice to the Board. The authority of the Manager to provide Advice and Management pursuant to this
Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Manager, its provision of Advice and Management, this Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act. If the authority of the Manager under this Section 3.4 is terminated as provided herein, the Board may appoint, subject to the approval thereof by a majority of the Independent Board and by vote of a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund, a person or persons to provide Advice and Management to the Fund, and shall cause the terms and conditions of such appointment to be stated in an agreement executed on behalf of the Fund and such person or persons. Notwithstanding anything in this Agreement to the contrary, upon receiving the requisite approval set forth in the preceding sentence, the Fund, and a person designated by the Board, shall have the power and authority to enter into such agreement without any further act, vote or approval of any Member.

          (b) So long as the Manager has been and continues to be authorized to provide Advice and Management, it shall have, subject to any policies and restrictions set forth in any current offering memorandum issued by the Fund, this Agreement, the Form N-2 or the 1940 Act, or adopted from time to time by the Board and communicated in writing to the Manager, full discretion and authority (i) to manage the assets and liabilities of the Fund and (ii) to manage the day-to-day business and affairs of the Fund. In furtherance of and subject to the foregoing, the Manager, except as otherwise provided in this Agreement, shall have full power and authority on behalf of the Fund:

          (1) to purchase, sell, exchange, trade and otherwise deal in and with Securities and other property of the Fund and to loan Securities of the Fund;

          (2) to open, maintain and close accounts with brokers and dealers, to make all decisions relating to the manner, method and timing of Securities and other investment transactions, to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Manager considers appropriate, and to grant limited discretionary authorization to such persons with respect to price, time and other terms of investment and trading transactions;

          (3) to borrow from banks or other financial institutions and to pledge Fund assets as collateral therefor, to trade on margin, to exercise or refrain from exercising all rights regarding the Fund's investments, and to instruct custodians regarding the settlement of transactions, the disbursement of payments to Members with respect to repurchases of Interests and the payment of Fund expenses, including those relating to the organization and registration of the Fund;

          (4) to issue to any Member an instrument certifying that such Member is the owner of an Interest;

          (5) to call and conduct meetings of Members at the Fund's principal office or elsewhere as it may determine and to assist the Board in calling and conducting meetings of the Board;

          (6) to engage and terminate such attorneys, accountants and other professional advisers and consultants as the Manager may deem necessary or advisable in connection with the affairs of the Fund or as may be directed by the Board;

          (7) to engage and terminate the services of others to assist the Manager in providing, or to provide under the Manager's control and supervision, Advice and Management to the Fund at the expense of the Manager;

          (8) to assist in the preparation and filing of any required tax or information returns to be made by the Fund;

          (9) as directed by the Board, to commence, defend and conclude any action, suit, investigation or other proceeding that pertains to the Fund or any assets of the Fund;

          (10) if directed by the Board, to arrange for the purchase of (A) Insurance, or (B) any insurance covering the potential liabilities of the Fund or relating to the performance of the Board or the Manager, or any of their principals, directors, officers, members, employees and agents; and

          (11) to execute, deliver and perform such contracts, agreements and other undertakings, and to engage in such activities and transactions as are, in the opinion of the Manager, necessary and appropriate for the conduct of the business of the Fund, without the act, vote or approval of any other Member or person.

          3.5 CUSTODY OF ASSETS OF THE FUND.

          The physical possession of all funds, Securities or other property of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act.

          3.6 BROKERAGE.

          In the course of selecting brokers, dealers and other financial intermediaries for the execution, clearance and settlement of transactions for the Fund, the Manager may agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable under the circumstances, taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the Federal securities laws. The Manager, subject to such procedures as may be adopted by the Board, may use Affiliates of the Manager as brokers to effect the Fund's Securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

          3.7 OTHER ACTIVITIES OF MEMBERS (INCLUDING THE MANAGER) AND DIRECTORS.

          (a) Neither the Directors nor the Manager shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

          (b) Any Member (including the Manager) or Director or Affiliate thereof may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of any other Member or Director, or any profits derived therefrom.

          3.8 DUTY OF CARE.

          (a) The Directors and the Manager, including any officer, director, member, principal, employee or agent of the Manager, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person's services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties hereunder.

          (b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any other Member or third parties only as required by the Delaware Act or otherwise provided in this Agreement.

          3.9 INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.9(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors or other legal representatives), the Manager (including for this purpose each officer, director, member, partner, principal, employee or agent of the Manager or a member thereof, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any person who controls or is under common control, or otherwise is affiliated, with the Manager or any member thereof, and their executors, heirs, assigns, successors or other legal representatives), and the Tax Matters Partner (including for this purpose its successor) against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, Manager or the Tax Matters Partner, as the case may be, of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.9 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.9 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.9(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.9(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.9 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.9 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.9 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.9. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.9 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.9 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Director or other person.

          3.10 FEES, EXPENSES AND REIMBURSEMENT.

          (a) So long as PWFA (or its affiliates) provides PWFA Services to the Fund, it shall be entitled to receive such fees as may be agreed to by PWFA and the Fund pursuant to a separate written agreement, which, notwithstanding anything in this Agreement to the contrary, may be entered into by the Fund, and the Manager on behalf of the Fund, without any further act, vote or approval of any Member.

          (b) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out-of- pocket expenses incurred by them in performing their duties under this Agreement.

          (c) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Manager or its members hereunder or under any other agreement. Expenses to be borne by the Fund include, but are not limited to, the following:

          (1) all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on foreign dividends;

          (2) all costs and expenses associated with the organization and registration of the Fund, offering costs and the costs of compliance with any applicable Federal or state laws;

          (3) the costs and expenses of holding any meetings of Members that are regularly scheduled, permitted or are required to be held by this Agreement, the 1940 Act or other applicable law;

          (4) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund;

          (5) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Manager or the Directors;

          (6)  any fees payable to PWFA or its affiliates for PWFA Services;

          (7) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

          (8) all expenses of computing the Fund's net asset value, including any equipment or services obtained for the purpose of valuing the Fund's investment portfolio;

          (9) all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

          (10) fees payable to custodians and persons providing administrative services to the Fund; and

          (11) such other types of expenses as may be approved from time to time by the Board.

          The Manager shall be entitled to reimbursement from the Fund for any of the above expenses that it pays on behalf of the Fund.

          (d) The Fund from time to time, alone or in conjunction with other accounts for which the Manager, or any Affiliate of the Manager, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.


                                   ARTICLE IV

                       TERMINATION OF STATUS OF DIRECTORS;
                            TRANSFERS AND REPURCHASES

          4.1 TERMINATION OF STATUS OF A DIRECTOR.

          The status of a Director shall terminate if the Director (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Director (upon not less than 90 days' prior written notice to the other Directors, unless the other Directors waive such notice); (iv) shall be removed under Section 4.2; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; or (vii) shall have a receiver appointed to administer the property or affairs of such Director.

          4.2 REMOVAL OF THE DIRECTORS.

          Any Director may be removed either by (a) the vote or written consent of at least two-thirds of the Directors not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members.

          4.3 TRANSFER OF INTERESTS OF MEMBERS.

          (a) An Interest or portion thereof of a Member may be Transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion); PROVIDED, HOWEVER, that the Board may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to Affiliates and gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) that is a distribution from a qualified retirement plan or an individual retirement account, unless the Board consults with counsel to the Fund and counsel to the Fund confirms that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation.

          In addition, the Board may not consent to a Transfer of an Interest or a portion thereof of a Member unless the person to whom such Interest is transferred (or each of such person's equity owners if such a person is a "private investment company" as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the 1940 Act, or a business development company as defined under the Advisers Act) is a person whom the Board believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements. If any transferee does not meet such investor eligibility requirements, the Fund reserves the right to redeem its Interest. If the Board does not consent to a Transfer by operation of law, the Fund shall redeem the Interest from the Member's successor. In addition to the foregoing, no Member shall be permitted to Transfer its Interest or portion thereof unless after such Transfer the balance of the Capital Account of each of the transferor and the transferee is at least equal to the amount of the transferor's initial Capital Contribution. Any permitted transferee shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund shall promptly take all necessary actions so that each transferee or successor to whom such Interest or portion thereof is Transferred is admitted to the Fund as a substituted Member. The admission of any transferee as a substituted Member shall be effective upon the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement. Each transferring Member and transferee agrees to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another person or persons of a Member's entire Interest, such Member shall cease to be a member of the Fund.

          (b) Each transferring Member shall indemnify and hold harmless the Fund, the Directors, the Manager, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

          4.4 REPURCHASE OF INTERESTS.

          (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase of that Interest or portion thereof. The Board may from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests from holders of interests generally on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider the following factors, among others:

          (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

          (2)  the liquidity of the Fund's assets;

          (3) the investment plans and working capital requirements of the Fund;

          (4) the relative economies of scale with respect to the size of the Fund;

          (5) the history of the Fund in repurchasing Interests or portions thereof;

          (6)  the condition of the securities markets; and

          (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

          The Board shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

          (b) The Board may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member if the Board determines or has reason to believe that:

          (1) such an Interest or portion thereof has been transferred in violation of Section 4.3 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

          (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or require registration of any Interest or portion thereof under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

          (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Manager or the Directors, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

          (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          (5) it would be in the best interests of the Fund, as determined by the Board, for the Fund to repurchase such an Interest or portion thereof.

          (c) Repurchases of Interests or portions thereof by the Fund shall be payable in cash or in part by promissory note, in each case without interest, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Interests or portion thereof. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof as applicable as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


                                    ARTICLE V

                                     CAPITAL

          5.1 CONTRIBUTIONS TO CAPITAL.

          (a) The minimum initial contribution of each Member (other than the Manager) to the capital of the Fund shall be $250,000 ($25,000 for employees or directors of the Manager and its affiliates, and members of their immediate families, and, in the sole discretion of the Board, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families) or such other amount as the Board may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Directors shall not be entitled to make voluntary contributions of capital to the Fund as Directors of the Fund, but may make voluntary contributions to the capital of the Fund as Members.

          (b) The Members may make additional contributions to the capital of the Fund, effective as of such times as the Board in its discretion may permit, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.7 hereof.

          (c) Except as otherwise permitted by the Board, (i) initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash or in such Securities that the Board, in its absolute discretion, may agree to accept on behalf of the Fund, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Fund shall charge each Member making a contribution in Securities to the capital of the Fund such amount as may be determined by the Board not exceeding 2% of the value of such contribution in order to reimburse the Fund for any costs incurred by the Fund by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Fund to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

          5.2 RIGHTS OF MEMBERS TO CAPITAL.

          No Member shall be entitled to interest on his or its contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7(b) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

          5.3 CAPITAL ACCOUNTS.

          (a) The Fund shall maintain a separate Capital Account for each Member.

          (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting such Member's initial contribution to the capital of the Fund.

          (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) any amount credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.11 hereof.

          (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.4, 5.9 or 6.2 hereof which are not reinvested, plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.7 and 5.11 hereof.

          (e) If all or a portion of an Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

          5.4 ALLOCATION OF NET PROFIT AND LOSS.

          As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Fund Percentages for such Fiscal Period.

          5.5 ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

          (a) Any premiums payable by the Fund for Insurance purchased pursuant to Section 3.9(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Fund during such Fiscal Period in accordance with such Member's Fund Percentage for such Fiscal Period.

          (b) Proceeds, if any, to which the Fund may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Fund during the Fiscal Period in which the event which gives rise to recovery of proceeds occurs in accordance with such Member's Fund Percentage for such Fiscal Period.

          5.6 ALLOCATION OF CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES.

          (a) If the Fund incurs a withholding tax or other tax obligation with respect to the share of Fund income allocable to any Member, then the Board, without limitation of any other rights of the Fund or the Board, shall cause the amount of such obligation to be debited against the Capital Account of such Member when the Fund pays such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Fund, the amount of such excess. The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided, that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

          (b) Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

          5.7 RESERVES.

          (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Manager or the Board, such reserves to be in the amounts which the Board in its sole discretion deem necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to those parties who were Members at the time, as determined by the Board in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts.

          (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

          (c) If any amount is required by paragraph (a) or (b) of this Section
5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

          5.8 INCENTIVE ALLOCATION.

          (a) So long as the authority to provide Advice and Management under
Section 3.4 hereof shall remain effective, the Incentive Allocation shall be debited against the Capital Account of each Member (other than the Manager) as of the last day of each Allocation Period with respect to such Member and the amount so debited shall be credited simultaneously to the Capital Account of the Manager, or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members as have been designated in any written notice delivered by the Manager, to the Fund within 90 days after the close of such Allocation Period.

          (b) Within 30 days of each Allocation Period with respect to each Member, the Manager may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Capital Account of the Manager, and debited from such Member's Capital Account with respect to such Allocation Period. The Fund shall pay the Manager the undrawn balance, if any, of such Incentive Allocation (subject to audit adjustments) within 30 days after the completion of the audit of the Fund's books. Any amount of such Incentive Allocation not withdrawn by the Manager pursuant to the first sentence of this Section 5.8(b) shall be deemed reinvested in the Fund by the Manager.

          5.9 TAX ALLOCATIONS.

          For each Fiscal Year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior Fiscal Years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

          If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes for any Fiscal Year during or as of the end of which one or more Positive Basis Members (as hereinafter defined) withdraw from the Fund pursuant to Articles IV or VI hereof, the Board may elect to allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall reflect equitably the amounts credited to such Members' Capital Accounts.

          As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which the total of such Member's Capital Account as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death and without regard to such Member's share of the liabilities of the Fund under Section 752 of the Code), and (ii) the term "Positive Basis Member" shall mean any Member who withdraws from the Fund and who has a Positive Basis as of the effective date of its withdrawal but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the preceding sentence equal to its Positive Basis as of the effective date of its withdrawal.

          5.10 DISTRIBUTIONS.

          (a) The Board, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Fund Percentages. Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the asset distributed to the Member exceeds the percentage of that asset which is equal to the percentage in which the Member shares in distributions from the Fund.

          (b) The Board may withhold taxes from any distribution to any Member to the extent required by the Code or any other applicable law. For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and, if appropriate, reducing the Capital Account of such Member.

          (c) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members (including the Manager), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate the Delaware Act or other applicable law.

          5.11 ALLOCATION OF ORGANIZATIONAL EXPENSES.

          (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.11 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses then shall be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

          6.1 DISSOLUTION.

          (a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

          (1) upon the affirmative vote to dissolve the Fund by both (i) the Board and (ii) Members holding at least two-thirds of the total number of Voting Interests eligible to be cast by all Members;

          (2) upon the failure of Members to approve of successor Directors at a meeting called by the Manager in accordance with Section 2.6(c) hereof when no Director remains to continue the business of the Fund;

          (3) upon the expiration of any two-year period which commences on the date on which any Member has submitted a written notice to the Fund requesting to tender such Member's entire Interest for repurchase by the Fund if such Member has not been permitted to do so at any time during such period;

          (4)  upon the determination by the Manager to dissolve the Fund; or

          (5)  as required by operation of law.

          Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with
Section 6.2 hereof and the Certificate has been canceled.

          6.2 LIQUIDATION OF ASSETS.

          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall promptly liquidate the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Article V hereof. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

          (1) in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

          (2) such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a PRO RATA basis; and

          (3) the Members shall be paid next on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; PROVIDED, HOWEVER, that if any in- kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section
7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.


                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

          7.1 ACCOUNTING AND REPORTS.

          (a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

          (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal and state income tax or information returns and any other tax information required by federal or state law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by the 1940 Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

          7.2 DETERMINATIONS BY THE BOARD.

          (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board (either directly or by the Manager pursuant to delegated authority) unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

          (b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components (withholding any items of income, gain, loss or deduction) comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

          7.3 VALUATION OF ASSETS.

          (a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, the unamortized portion of any organizational expenses and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

          8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

          (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act), (ii) the Manager or (iii) a majority (as defined in the 1940 Act) of the outstanding Voting Interests of the Fund.

          (b) Any amendment that would:

          (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

          (2) reduce the Capital Account of a Member other than in accordance with Article V; or

          (3)  modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her entire Interest for repurchase by the Fund.

          (c) The Board at any time without the consent of the Members may:

          (1) restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

          (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof, provided that such action does not adversely affect the rights of any Member in any material respect; and

          (3) amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund's continuing eligibility to be classified for U.S. Federal income tax purposes as a partnership which is not treated as a corporation under Section 7704(a) of the Code;

subject, however, to the limitation that any amendment to this Agreement pursuant to Sections 8.1(c)(2) or (3) hereof shall be valid only if approved by the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act).

          (d) The Board shall give written notice of any proposed amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(a) hereof) to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

          8.2 SPECIAL POWER OF ATTORNEY.

          (a) Each Member hereby irrevocably makes, constitutes and appoints the Manager and each of the Directors, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

          (1) any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section
               8.1 hereof);

          (2) any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

          (3) all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Manager and each of the Directors, acting severally, and any liquidator of the Fund's assets, appointed pursuant to
Section 6.2 hereof, and as such:

          (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of- attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

          (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

          8.3 NOTICES.

          Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

          8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.

          8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N-2 which affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

          8.6 CHOICE OF LAW; ARBITRATION.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

          (B) EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN OR AMONG MEMBERS OR ONE OR MORE MEMBERS AND THE FUND IN CONNECTION WITH THE FUND OR ITS BUSINESSES OR CONCERNING ANY TRANSACTION, DISPUTE OR THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS OR ANY OTHER AGREEMENT, WHETHER ENTERED INTO PRIOR TO, ON OR SUBSEQUENT TO THE DATE HEREOF, TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW. EACH MEMBER UNDERSTANDS THAT:

          (1)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

          (2) THE PARTIES ARE WAIVING THEIR RIGHTS TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL;

          (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS;

          (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

          (5) A PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

          (C) CONTROVERSIES SHALL BE DETERMINED BY ARBITRATION BEFORE, AND ONLY BEFORE, AN ARBITRATION PANEL CONVENED BY THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), TO THE FULLEST EXTENT PERMITTED BY LAW. THE PARTIES MAY ALSO SELECT ANY OTHER NATIONAL SECURITIES EXCHANGE'S ARBITRATION FORUM UPON WHICH A PARTY IS LEGALLY REQUIRED TO ARBITRATE THE CONTROVERSY, TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH ARBITRATION SHALL BE GOVERNED BY THE RULES OF THE ORGANIZATION CONVENING THE PANEL, TO THE FULLEST EXTENT PERMITTED BY LAW. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OVER THE PARTY OR PARTIES AGAINST WHOM SUCH AWARD IS RENDERED. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

          (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNLESS AND UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. THE FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

          8.7 NOT FOR BENEFIT OF CREDITORS.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

          8.8 CONSENTS.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

          8.9 MERGER AND CONSOLIDATION.

          (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by
Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(b) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

          8.10 PRONOUNS.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

          8.11 CONFIDENTIALITY.

          (a) A Member may obtain from the Fund, for any purpose reasonably related to the Member's Interest, such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

          (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non- breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith.

          (d) The Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

          8.12 CERTIFICATION OF NON-FOREIGN STATUS.

          Each Member or transferee of an Interest from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board may request, whether he or she is a "United States Person" within the meaning of
Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

          8.13 SEVERABILITY.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

          8.14 ENTIRE AGREEMENT.

          This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Board, without the approval of any Member may enter into written agreements ("Other Agreements") with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.

          8.15 DISCRETION.

          To the fullest extent permitted by law, whenever in this Agreement, a person is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its "good faith" or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

          8.16 COUNTERPARTS.

          This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

          8.17 TAX MATTERS PARTNER. The Manager hereby is designated as the "tax matters partner" under the Code for the Fund.

          THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE- DISPUTE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES ___- ___ AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.11 ON PAGE ___.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       ORGANIZATIONAL MEMBER

                                       /S/
                                          -----------------------------------


                                       MANAGER

                                       PW ASPEN MANAGEMENT, L.L.C.

                                       By:  PW FUND ADVISOR, L.L.C.

                                       By:
                                          ------------------------------------


                                       ADDITIONAL MEMBERS:

                                       Each person who has signed or has had
                                       signed on its behalf a Member Signature
                                       Page, which shall constitute a
                                       counterpart hereof.

                                       The undersigned understand and agree to
                                       the provisions of this Agreement
                                       pertaining to the obligations of
                                       Directors.


                                       ---------------------------------------
                                       E. Garrett Bewkes, Jr., Director



                                       ---------------------------------------
                                       Meyer Feldberg, Director



                                       ---------------------------------------
                                       George W. Gowen, Director

                                   SCHEDULE I

                                    DIRECTORS



NAME AND ADDRESS


E. Garrett Bewkes, Jr.
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019


Meyer Feldberg
c/o Columbia University
101 Uris Hall
New York, New York  10027


George W. Gowen
666 Third Avenue
New York, New York  10017

                                                                    APPENDIX B

                             PERFORMANCE INFORMATION


This Appendix contains performance information for Mark Partners and composite performance information for all accounts managed by the personnel of Mark Advisors L.L.C. ("MALLC") and Mark Asset Management Corporation (Mark Partners and such accounts being referred to collectively as the "MAMC Accounts") pursuant to an investment program that is substantially similar to the Fund's expected investment program. The information on Table 1 regarding Mark Partners reflects the deduction of a pro-forma management fee as if Mark Partners had incurred a management fee similar to the management fee charged by the Fund. The information on Table 2 does not reflect the deduction of a pro-forma management fee. The information in both Tables does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. The performance information in both Tables has not been audited and does not comply with the standards established by the Association of Investment Management and Research (AIMR).

Because of the similarity of investment programs, as a general matter, the Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment for the MAMC Accounts. The Manager will evaluate for the Fund a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy to be used for the MAMC Accounts is appropriate and feasible for the Fund at that time. Because these considerations may differ for the Fund and the MAMC Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the MAMC Accounts may differ from time to time. See "CONFLICTS OF INTEREST--Participation in Investment Opportunities."

TABLE 1 SETS FORTH THE PRO-FORMA PERFORMANCE RECORD OF MARK PARTNERS AND TABLE 2 SETS FORTH THE COMPOSITE PERFORMANCE OF THE MAMC ACCOUNTS FOR THE PERIODS INDICATED. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. INFORMATION HAS BEEN OBTAINED OR DERIVED FROM SOURCES BELIEVED TO BE RELIABLE BUT IS NOT WARRANTED AS TO ACCURACY OR COMPLETENESS. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THOSE OF THE MAMC ACCOUNTS AND THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER. FUTURE PERFORMANCE OF THE FUND WILL DIFFER FROM THAT OF THE MAMC ACCOUNTS.

APPENDIX B


TABLE 1
Pro-forma Performance Record of Mark Partners (a)

                                                         S& P 500
                              MARK PARTNERS (D)          INDEX (E)
1985 (b)                           11.9%                     12.4%
1986                               33.9%                     18.7%
1987                               39.3%                      5.3%
1988                               29.8%                     16.6%
1989                               55.2%                     31.7%
1990                             (15.8)%                    (3.1)%
1991                               47.7%                     30.5%
1992                                8.8%                      7.6%
1993                               23.9%                     10.1%
1994                             (16.5)%                      1.3%
1995                               29.1%                     37.6%
1996                               15.8%                     23.0%
1997                               44.0%                     33.7%
1998                               32.9%                     28.6%
1999 (c)                           24.1%                      8.3%



Annualized Pro-Forma Performance Record of Mark Partners (a)(f)

                                                 S&P 500
                        MARK PARTNERS (D)       INDEX (E)
1 Year                       66.3%                39.8%
3 Years                      39.5%                28.6%
5 Years                      26.4%                25.1%
Since July 1, 1985           23.9%                17.9%


                                               Lipper Growth
                        MARK PARTNERS (D)      FUND INDEX (G)

Since July 1, 1985           23.9%                15.8%


Notes:

a. The performance information shown has been generated by applying an investment philosophy and methodology that is similar to that which the Manager expects to use to manage the Fund. Future investments, however, will be made under different economic conditions and may include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein.
b. Mark Partners commenced operations on July 1, 1985. Pro-forma returns for Mark Partners and the S&P 500 Index for 1985 are for the period July 1, 1985 through December 31, 1985.
c. Returns for 1999 are for the period January 1, 1999 through August 31, 1999.
d. The performance of Mark Partners has been computed on a pro-forma basis to reflect the deduction of the Fund's management fee at the annual rate of 1.25% of the Fund's net assets (the "Management Fee"). The Management Fee has been deducted on a quarterly basis in arrears. Investors in the Fund will be charged a monthly management fee. See "FEES AND EXPENSES." These performance returns reflect aggregate expenses that are expected to be greater than the Fund's expenses. The performance information does not reflect the payment of a placement fee and, if reflected, the placement fee would reduce the performance quoted. At all times under consideration, the assets of Mark Partners were between $10 million and $454.6 million.
e. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The Fund and Mark Partners do not restrict their investments to securities included in the S&P 500 Index.
f.   All returns are through August 31, 1999.
g. This index is a compilation of the 30 largest funds by asset size with what Lipper Analytical Services, Inc. characterizes as having a growth fund objective. These funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

APPENDIX B


TABLE 2
Composite Performance Record of MAMC Accounts (a)

                                           MAMC                S& P 500
                                   ACCOUNTS (C)               INDEX (D)
1988                                      31.0%                   16.6%
1989                                      56.7%                   31.7%
1990                                    (14.7)%                  (3.1)%
1991                                      48.7%                   30.5%
1992                                       9.6%                    7.6%
1993                                      25.1%                   10.1%
1994                                    (14.2)%                    1.3%
1995                                      30.1%                   37.6%
1996                                      18.0%                   23.0%
1997                                      44.6%                   33.7%
1998                                      35.4%                   28.6%
1999 (b)                                  26.0%                    8.3%




Notes:

a. The performance information shown has been generated by applying an investment philosophy and methodology that is similar to that which the Manager expects to use to manage the Fund. Future investments, however, will be made under different economic conditions and may include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future, if any, comparable to those discussed herein.
b. Returns for 1999 are for the period January 1, 1999 through August 31, 1999.
c. The composite performance information is for all accounts managed by the personnel of Mark Advisors L.L.C. ("MALLC") and Mark Asset Management Corporation ("MAMC") ("MAMC Accounts") pursuant to an investment program that is substantially similar to the Fund's expected investment program. The performance for each period is the performance a full period investor in each MAMC Account would have received, weighted by the average quarterly assets of each MAMC Account (or in the case of the period from July 1, 1999 through August 31, 1999, the average assets during such period of each MAMC Account). MAMC and its affiliates began managing money in 1985. At all times under consideration, assets of the MAMC Accounts were between $10 million and $1.4 billion.

d. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the U.S. large cap stock market as a whole. The performance data for the S&P 500 Index assumes the reinvestment of all dividends, but does not deduct any fees or expenses. The Fund and the MAMC Accounts do not restrict their investments to securities included in the S&P 500 Index.


        PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS

                                    FORM N-2

                              PW ASPEN FUND, L.L.C.


                           PART C - OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

         (1)      Financial Statements:

                  Because the Registrant has no assets, financial statements are omitted.

         (2)      Exhibits:

                  (a)      (1)      Certificate of Formation.
                           (2)      Limited Liability Company Agreement.*
                  (b)      Not Applicable.
                  (c)      Not Applicable.
                  (d)      See Item 24(2)(a)(2).
                  (e)      Not Applicable.
                  (f)      Not Applicable.
                  (g)      See Item 24(2)(a)(2).
                  (h)      Not Applicable.
                  (i)      Not Applicable.
                  (j)      Custodian Services Agreement.
                  (k)      (1)      Management and Administration Agreement.
                           (2)      Administration, Accounting and Investor
                                    Services Agreement.
                           (3)      Escrow Agreement.
                  (l)      Not Applicable.
                  (m)      Not Applicable.
                  (n)      Not Applicable.
                  (o)      Not Applicable.
                  (p)      Not Applicable.
                  (q)      Not Applicable.
                  (r)      Not Applicable.
         --------------
         * See Appendix A of the Confidential Offering Memorandum.

ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Blue Sky fees and expenses (including fees of
  counsel)                                                         $
Legal and accounting fees and expenses
Printing and engraving
Offering expenses
Miscellaneous
                                                                   -----------
                                                                   $
                                                                   ===========

------------
*    To be filed by amendment.


ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

          After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by PW Aspen Management, L.L.C. (the "Manager"), the manager of the Registrant, which, in turn, is controlled by PW Fund Advisor, L.L.C. Information regarding the ownership of PW Fund Advisor, L.L.C. is set forth in its Form ADV, as filed with the Commission (File No. 801-55537).

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES

Title of Class            Number of Record Holders
--------------            ------------------------
Interests                 1   (The Registrant anticipates
                              that as a result of the private
                              offering of interests there will
                              be more than 100 record holders
                              of such interests in the future.)



ITEM 29.  INDEMNIFICATION

          Reference is made to Section 3.9 of the Registrant's Limited Liability Company Agreement (the "LLC Agreement") filed as Exhibit (a)(2) hereto. The Registrant hereby undertakes that it will apply the indemnification provision of the LLC Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

          The Registrant, in conjunction with the Manager, the Registrant's directors and other registered investment management companies managed by the Manager or its affiliates, maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.


ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or trustee, is set forth in the Registrant's Confidential Memorandum in the section entitled "THE MANAGER, PWFA, MALLC AND MAMC." Information as to the members and officers of PW Fund Advisor, L.L.C. is included in its Form ADV as filed with the Commission (File No. 801-55537), and is incorporated herein by reference. Information as to the members and officers of Mark Advisors LLC (File No. 801-55887) and Mark Asset Management Corporation (File No. 801-28992)is included in their respective Form ADVs as filed with the Commission, and is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          The Administrator maintains certain required accounting related and financial books and records of the Registrant at 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Manager, c/o PW Fund Advisor, L.L.C., 1285 Avenue of the Americas, New York, New York 10019.

ITEM 32.   MANAGEMENT SERVICES

         Not Applicable.

ITEM 33.   UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                              PW ASPEN FUND, L.L.C.

                                   SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of September, 1999.

                                       PW ASPEN FUND, L.L.C.

                                       By: PW Aspen Management, L.L.C.
                                           Manager

                                       By: PW Fund Advisor, L.L.C.
                                           Managing Member

                                       By: /S/ ROBERT T. DISCOLO
                                             --------------------------
                                               Name:  Robert T. Discolo
                                               Title: Authorized Representative

                                    FORM N-2

                              PW ASPEN FUND, L.L.C.

                                  EXHIBIT INDEX

EXHIBIT NUMBER            DOCUMENT DESCRIPTION

(a)   (1)     Certificate of Formation.
      (2)     Limited Liability Company Agreement.*
(j)           Custodian Services Agreement.
(k)   (1)     Management and Administration Agreement.
      (2)     Administration, Accounting and Investor Services Agreement.
      (3)     Escrow Agreement.

-------------------
*    See Appendix A of the Confidential Offering Memorandum.